                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

- --------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                              Wyman-Gordon Company
                (Name of Registrant as Specified In Its Charter)

                              Wyman-Gordon Company
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

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

                              WYMAN-GORDON COMPANY
                              244 WORCESTER STREET
                          NORTH GRAFTON, MASSACHUSETTS

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              ON OCTOBER 18, 1995

To the Holders of Common Stock:

     The 1995 Annual Meeting of Stockholders of Wyman-Gordon Company will be held at Mechanics Hall, 321 Main Street, Worcester, Massachusetts on Wednesday, October 18, 1995 at 10:00 A.M. for the following purposes:

     (1) To elect five persons to the Board of Directors, each for a three-year term expiring in 1998 and until his successor is elected and qualified.

     (2) To consider and approve the Wyman-Gordon Company Long-Term Incentive Plan.

     (3) To consider and approve the Wyman-Gordon Company Employee Stock Purchase Plan.

     (4) To consider and approve the Wyman-Gordon Company Non-Employee Director Stock Option Plan.

     (5) To consider and approve the Performance Share Agreement between the Company and David P. Gruber, Chief Executive Officer of the Company.

     (6) To vote upon the selection of independent auditors for the Company for the fiscal year 1996.

     (7) To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

     By vote of the directors, stockholders of record at the close of business on August 16, 1995 are the stockholders entitled to vote at the 1995 Annual Meeting.

     It is important that your stock be represented at the Annual Meeting. You are encouraged to date, sign and return your proxy in the accompanying envelope to State Street Bank & Trust Company, Boston Financial Data Services, P. O. Box 8200, Boston, Massachusetts 02266-8200, whether or not you expect to be able to attend the meeting in person. Your proxy is revocable up to the time it is voted, and you may vote in person at the Annual Meeting even though you have previously submitted your proxy.

                                                  WALLACE F. WHITNEY, JR.
                                                           Clerk

August 30, 1995

                              WYMAN-GORDON COMPANY
                              244 WORCESTER STREET
                          NORTH GRAFTON, MASSACHUSETTS

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 18, 1995

     This Proxy Statement is furnished in connection with the Annual Meeting of Stockholders of Wyman-Gordon Company to be held at Mechanics Hall, 321 Main Street, Worcester, Massachusetts, on Wednesday, October 18, 1995 at 10:00 A.M. The Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about August 30, 1995.

     Proxies delivered in response to this solicitation may be revoked by persons executing them at any time prior to the exercise of the power they confer. The proxies are solicited by the Board of Directors of the Company. All expenses in connection with the solicitation of proxies will be borne by the Company. Solicitation may be made in part by telephone.

     August 16, 1995 has been fixed as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting. The outstanding capital stock of the Company, as of August 16, 1995 consisted of 35,130,750 shares of common stock, par value $1.00 per share, (the "Shares"). The Shares vote as a single class and each Share has one vote.

1.  ELECTION OF DIRECTORS

     Five directors will be elected at the meeting, each to hold office until the 1998 Annual Meeting of Stockholders and until his successor is elected and qualified. All of the nominees are currently directors of the Company. Unless authority to do so has been withheld or limited in the proxy, it is the intention of the persons named as proxies to vote the Shares to which the proxy relates for the election to the Board of Directors the five nominees listed below. The affirmative vote of a majority of the Shares voting at the Annual Meeting is required for election.

NOMINEES FOR THREE-YEAR TERM

     DEWAIN K. CROSS, age 57, Retired Senior Vice President, Finance of Cooper Industries, Inc. (diversified manufacturing). Director of the Company since 1994. Member of the Finance Committee. Term expires in 1995.

     On April 30, 1995 Mr. Cross retired from Cooper Industries, Inc. where he had held a series of executive positions since 1966. He is a former member of the Financial Council II of the Manufacturers' Alliance for Productivity and Innovation and is a member of the American Institute of Certified Public Accountants.
- --------------------------------------------------------------------------------
     RUSSELL E. FULLER, age 69, Chairman of REFCO, Inc., Boylston, Massachusetts (a supplier of specialty industrial products). Director of the Company since
1988. Chairman of the Directors Committee and member of the Finance Committee. Term expires in 1995.

     Mr. Fuller is Chairman and Treasurer of The George F. and Sybil H. Fuller Foundation and a Trustee of The Medical Center of Central Massachusetts. He is also Trustee of the Massachusetts Biotechnology Research Institute and the Worcester County Horticultural Society.
- --------------------------------------------------------------------------------

     DAVID P. GRUBER, age 53, President and Chief Executive Officer of the Company. Director of the Company since 1992. Member of the Audit Committee, Finance Committee and Directors' Committee. Term expires in 1995.

     Mr. Gruber was elected to his current position in May 1994 having served as President and Chief Operating Officer of the Company since October 1, 1991.
Prior to that time, he was employed by Norton Company (manufacturer of abrasives and ceramic products) since 1978 and served as its Vice President, Advanced Ceramics from 1987 to 1991 and Vice President - Coated Abrasives from 1985 to 1987. He is a Trustee of the Manufacturers' Alliance for Productivity and Innovation, and is a member of the Mechanical Engineering Advisory Committee of the Worcester Polytechnic Institute.
- --------------------------------------------------------------------------------
     JOHN M. NELSON, age 64, Chairman of the Board of the Company. Director of the Company since 1991. Member of the Audit, Finance and Directors Committees. Term expires in 1995.

     Mr. Nelson was elected to his present position in May 1994, having previously served as the Company's Chairman of the Board and Chief Executive Officer since May, 1991. Prior to that time, he served for many years in a series of executive positions with Norton Company and was that company's
Chairman and Chief Executive Officer from 1988 to 1990 and its President and
Chief Operating Officer from 1986 to 1988. Mr. Nelson is also Chairman of the Board of Directors of the TJX Companies, Inc., a Director of Brown & Sharpe Manufacturing Company, Cambridge Biotechnology, Inc., Stocker & Yale, Inc. and Commerce Holdings, Inc. He is also Chairman of the Board of Trustees of
Worcester Polytechnic Institute and Vice President of the Worcester Art Museum.
- --------------------------------------------------------------------------------
     H. JOHN RILEY, JR., age 54. President and Chief Executive Officer of Cooper Industries, Inc. Director of the Company since 1994. Member of the Management Resources and Compensation Committee. Term expires in 1995.

     Mr. Riley was elected Chief Executive Officer of Cooper Industries, Inc. effective September 1, 1995 retaining the offices of President and Chief
Operating Officer which he had held since 1992. Prior to that time he had served as Executive Vice President, Operations of Cooper since 1982 when Cooper acquired Crouse Hinds Company, a firm with which Mr. Riley had previously held a series of executive positions. He is also Director and Vice Chairman of Junior Achievement of Southeast Texas, a Director of Central Houston, Inc., a Director
of Houston Symphony, a member of the Corporate Advisory Council of Syracuse University School of Management, and a Trustee of the Manufacturers' Alliance
for Productivity and Innovation.
- --------------------------------------------------------------------------------
CONTINUING DIRECTORS

     E. PAUL CASEY, age 65, Chairman and General Partner, Metapoint Partners, Peabody, Massachusetts (an investment partnership). Director of the Company since 1993. Member of the Management Resources and Compensation Committee. Term expires in 1996.

     Mr. Casey established Metapoint Partners in 1988. He served as Vice
Chairman of Textron, Inc. from 1986 to 1987 and as Chief Executive Officer and President of Ex-Cell-O Corporation during 1978 to 1986. Mr. Casey is a Director of Comerica, Inc. and Hood Enterprises, Inc., a Trustee of Henry Ford Health
Care System, and President of the Hobe Sound, Florida Community Chest.
- --------------------------------------------------------------------------------
     WARNER S. FLETCHER, age 50, Attorney and Director of the law firm of Fletcher, Tilton & Whipple, P.C., Worcester, Massachusetts. Director of the Company since 1987. Chairman of the Finance Committee and member of the Directors' Committee. Term expires in 1996.

     Mr. Fletcher is an Advisory Director of Bank of Boston, Worcester. He is
also Chairman of The Stoddard Charitable Trust, a Trustee of The Fletcher Foundation, the George I. Alden Trust, Worcester Polytechnic Institute, the Worcester Foundation for Experimental Biology, Bancroft School and the Worcester Art Museum.
- --------------------------------------------------------------------------------

     ROBERT G. FOSTER, age 57, President, Chief Executive Officer and Chairman of the Board of Commonwealth BioVentures, Inc., Portland, Maine (a venture capital company engaged in biotechnology). Director of the Company since 1989. Member of the Audit Committee. Term expires in 1997.

     Mr. Foster was President and Chairman of Ventrex Laboratories, Inc. from
1976 to 1987 when he assumed his present position. He is also a Director of
United Timber Corp., Carr Separations, Phytera, Neptune Pharmaceuticals, ActiMed Laboratories, Inc., Brunswick Biomedical Corp. and Watson Technologies. He is
also a member of the Science & Technology Board for the State of Maine.
- --------------------------------------------------------------------------------
     M HOWARD JACOBSON, age 62, Senior Advisor, Bankers Trust, New York.
Director of the Company since 1993. Member of the Directors' Committee and the Finance Committee. Term expires in 1996.

     Mr. Jacobson was for many years Chief Executive Officer, President and Treasurer and a Director of Idle Wild Foods, Inc. until that company was sold in 1986. From 1989 to 1991 he was a Senior Advisor to Prudential Bache Capital Funding. Mr. Jacobson is a Director of Allmerica Property & Casualty Cos., Inc., ImmuLogic Pharmaceutical Corporation, Stoneyfield Farm, Inc. and Boston Chicken, Inc. He is Vice Chairman of the Board of Trustees of the Medical Center of
Central Massachusetts, Chairman of the Overseers of WGBH/National Public Broadcasting, a Trustee of the Worcester Foundation for Experimental Biology, a Trustee of Worcester Polytechnic Institute, and a member of the Harvard
University Overseers' Committee on University Resources.
- --------------------------------------------------------------------------------
     JUDITH S. KING, age 60, Community Volunteer, Personal Investments. Director of the Company since 1990. Member of Management Resources and Compensation Committee. Term expires in 1997.

     Mrs. King is also a Trustee and Treasurer of The Stoddard Charitable Trust.
- --------------------------------------------------------------------------------
     GEORGE S. MUMFORD, JR., age 66, Professor, Department of Physics and Astronomy, Tufts University. Director of the Company since 1968. Member of the Audit Committee. Term expires in 1996.

     Mr. Mumford formerly served as Dean of the Graduate School of Arts and Sciences at Tufts University. He is a former member of the Board of Directors of the Council of Graduate Schools in the United States and Past President of the Northeast Association of Graduate Schools. He is a Director of the Charles River Watershed Association.
- --------------------------------------------------------------------------------

     JON C. STRAUSS, age 55, Vice President and Chief Financial Officer of Howard Hughes Medical Institute, Chevy Chase, Maryland (a medical research institute and the largest private philanthropic organization in the United States). Director of the Company since 1989. Chairman of the Audit Committee. Term expires in 1997.

     Prior to assuming his current position in 1994, Dr. Strauss served as President of Worcester Polytechnic Institute, Worcester, Massachusetts since
1985 and, before then, as Chief Administrative Officer at the University of Southern California. He is a Director of Computervision Corporation.
- --------------------------------------------------------------------------------

     CHARLES A. ZRAKET, age 71, Adjunct Research Scholar, Kennedy School of Government, Harvard University. Trustee and Former President and Chief Executive Officer of the MITRE Corporation, Bedford, Massachusetts (a not-for-profit corporation engaged in systems engineering and research primarily for the United States government.) Director of the Company since 1990. Chairman of the Management Resources and Compensation Committee and member of the Directors Committee. Term expires in 1997.

     Mr. Zraket was President and Chief Executive Officer of the MITRE Corporation from 1986 to 1990 after having previously served as Executive Vice President and Chief Operating Officer. He is a Director of Aspect Medical Systems, and a Trustee of Northeastern University, Beth Israel Hospital and the Hudson Institute.

COMMITTEES OF THE BOARD

     The Board of Directors has standing Management Resources and Compensation, Audit, Finance and Directors Committees.

     The members of the Management Resources and Compensation Committee are Mr. Zraket (Chairman), Mr. Casey, Mrs. King and Mr. Riley. Its principal functions are to review and determine remuneration arrangements for senior management and to administer awards under the Company's long-term incentive programs. The Committee held three meetings during the Company's 1995 fiscal year.

     The members of the Audit Committee are Dr. Strauss (Chairman), Mr. Foster, Mr. Mumford, and Mr. Nelson and Mr. Gruber. The Committee met two times during the Company's 1995 fiscal year. The principal functions of the Committee are to review the systems of internal control, to recommend the engaging or discharging of independent auditors and to consider the reasonableness of audit and non-audit fees.

     The members of the Finance Committee are Messrs. Fletcher (Chairman), Cross, Fuller, Jacobson, Mr. Nelson, and Mr. Gruber. The principal functions of the Committee are to monitor the overall financial condition of the Company, and to provide oversight of pension and employee savings plan investments. The Committee met once during the Company's 1995 fiscal year.

     The members of the Directors Committee are Messrs. Fuller (Chairman), Fletcher, Jacobson, Zraket, Nelson and Gruber. Its principal functions are to assist in the identification of nominees for vacancies on the Board and to advise on the structure and operation of the Board. There were no meetings of this Committee during the Company's 1995 fiscal year.

MEETINGS OF THE BOARD

     The Board of Directors held eight meetings during the Company's 1995 fiscal year. Non-employee directors of the Company received annual remuneration of $10,000 for their services plus a fee of $600 for each Board meeting attended. Those non-employee directors who are also members of the Audit, Finance, Management Resources and Compensation or Directors Committees of the Board receive additional compensation of $600 for each Committee meeting attended. Each director attended at least seventy-five percent of the total number of Board and Committee meetings held while he or she served as a director or member of a Committee.

SHARES OF COMPANY STOCK BENEFICIALLY OWNED BY CERTAIN OWNERS AND BY MANAGEMENT

     The following table shows as of August 16, 1995, information with respect to the holdings of Shares of the Company's common stock, which is the only class of stock outstanding, and by shareholders beneficially owning 5% or more of the outstanding Shares and with respect to holdings of Shares by the Company's directors and executive officers.

                                                                           OPTIONS
             NAME AND ADDRESS OF                 SHARES OF COMPANY       EXERCISABLE      PERCENT
             BENEFICIAL OWNER (1)             STOCK BENEFICIALLY OWNED  WITHIN 60 DAYS  OF CLASS (2)
             --------------------             ------------------------  --------------  ------------
Cooper Industries, Inc.(3)....................        16,500,000                           46.0%
  First City Tower, Suite 4000
  1001 Fannin Street
  Houston, TX 77002
George F. and Sybil H.........................         2,889,344                            8.1%
  Fuller Foundation(4)
  730 Main Street
  P. O. Box 257
  Boylston, MA 01505

                                                                            OPTIONS
             NAME AND ADDRESS OF                 SHARES OF COMPANY        EXERCISABLE      PERCENT
             BENEFICIAL OWNER (1)             STOCK BENEFICIALLY OWNED   WITHIN 60 DAYS  OF CLASS (2)
             --------------------             ------------------------   --------------  -------------
DIRECTORS AND OFFICERS:
  E. Paul Casey...............................            20,000
  Dewain K. Cross(3)..........................                --
  Warner S. Fletcher(5)(6)....................         2,707,774                            7.5%
  Robert G. Foster............................            10,200
  Russell E. Fuller(4)........................         2,894,344                            8.1%
  David P. Gruber.............................           157,092           182,333
  M Howard Jacobson...........................             1,000
  Judith S. King(5)...........................         2,103,196                            5.9%
  George S. Mumford, Jr.......................           101,490
  John M. Nelson..............................            53,000           336,667          1.1%
  H. John Riley, Jr.(3).......................                --
  Jon C. Strauss..............................             1,200
  J. Douglas Whelan...........................             4,976            27,667
  Wallace F. Whitney, Jr......................             2,923            87,667
  Charles A. Zraket...........................            11,000
  Frank J. Zugel..............................             3,015            40,000
  All directors and executive officers as a
     group....................................         6,255,000           761,466         19.5%

- ---------------

(1) The address of all directors and executive officers is Wyman-Gordon Company, 244 Worcester Street, North Grafton, MA 01536

(2) Unless otherwise indicated, less than one percent. Includes exercisable options.

(3) Pursuant to an Investment Agreement (the "Investment Agreement") between the Company and Cooper Industries, Inc. ("Cooper") dated as of January 10, 1994, the Company issued 16,500,000 Shares of the Company's common stock to Cooper on May 24, 1994 in connection with the Company's acquisition of Cooper's Cameron Forged Products Division. The Investment Agreement provides, in part, that during the term of the Agreement, the Company will use its best efforts to cause two persons designated by Cooper and reasonably acceptable to the Company to be elected to the Board of Directors of the Company and to serve as directors of the Company until their successors are duly elected and qualified. Cooper has designated H. John Riley, Jr., the President and Chief Operating Officer of Cooper, and Dewain K. Cross, retired Senior Vice President Finance of Cooper, as its representatives on the Company's Board of Directors. The Company has agreed to vote all Shares for which the Company's management or Board of Directors holds proxies or is otherwise entitled to vote in favor of the election of the designees of Cooper except as may otherwise be provided by shareholders submitting such proxies.

(4) Russell E. Fuller is one of seven trustees of the George F. and Sybil H. Fuller Foundation (the "Fuller Foundation") and Shares owned by the Fuller Foundation are therefore reported in the above table. Mr. Fuller disclaims any beneficial interest in the Shares beneficially owned by the Fuller Foundation.

(5) Warner S. Fletcher and Judith S. King are two of the five trustees of The Stoddard Charitable Trust (the "Stoddard Trust"), a charitable trust which owns 1,636,330 Shares. The Shares owned by the Stoddard Trust are therefore reported in the above table. Mr. Fletcher and Mrs. King disclaim any beneficial interest in the Shares owned by the Stoddard Trust.

(6) Mr. Fletcher is a trustee of the Fletcher Foundation, which holds 378,350 Shares and of other trusts that hold 179,880 Shares for the benefit of Judith S. King and her sister, who are his cousins, and the Shares owned by the Fletcher Foundation and by such trusts are therefore reported in the above table. Mr. Fletcher disclaims beneficial ownership of such Shares.

COMPENSATION COMMITTEE REPORT

                                 OVERALL POLICY

     The Management Resources and Compensation Committee (the "Committee") of the Board of Directors is composed entirely of non-employee directors. The Committee is responsible for setting and administering the policies which govern the Company's executive compensation and stock ownership programs.

     The Company's executive compensation program is designed to be closely linked to corporate performance and return to stockholders. To this end, the Company maintains an overall compensation policy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified annual performance goals and to appreciation in the Company's stock price. The overall objectives of this strategy are to attract and retain talented executives, to motivate these executives to achieve the goals inherent in the Company's business strategy, to link executive and stockholder interests through equity based incentive plans and finally to provide a compensation package that recognizes individual contributions as well as overall business results.

     The Committee approves the compensation of John M. Nelson, the Company's Chairman of the Board, David P. Gruber, President and Chief Executive Officer, and corporate executives who report directly to Mr. Gruber, including Messrs. Whelan, Whitney and Zugel. The Committee also sets policies in order to ensure consistency throughout the executive compensation program. In reviewing the individual performance of the executives whose compensation is determined by the Committee (other than Mr. Nelson and Mr. Gruber), the Committee takes into account Mr. Gruber's evaluation of their performance.

     There are three principal elements of the Company's executive compensation program; base salary, annual bonus and stock options. The Committee's policies with respect to each of these elements, including the bases for the compensation awarded to Mr. Gruber, are discussed below. In addition, while the elements of compensation described below are considered separately, the Committee takes into account the full compensation package provided by the Company to the individual, including pension benefits, supplemental retirement benefits, savings plans, severance plans, insurance and other benefits, as well as the programs described below. In carrying out its responsibilities the Committee has in recent years obtained advice from William M. Mercer & Co. and Towers Perrin, compensation consulting firms.

                                 BASE SALARIES

     Base salaries for new executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace, including a comparison to base salaries for comparable positions at other companies.

     Annual salary adjustments are determined by evaluating the performance of the Company and of each executive officer, and also take into account changed responsibilities.

     Mr. Gruber serves as President and Chief Executive Officer of the Company pursuant to a May 24, 1994 Employment Agreement. Mr. Gruber's Employment Agreement calls for the payment of an annual base salary of $300,000 during his service as the Company's Chief Executive Officer or such higher amount as the Board may determine. In determining Mr. Gruber's base salary the Committee deemed it appropriate to continue Mr. Gruber's salary at the same rate as had been in effect for Mr. Nelson during his tenure as Chief Executive Officer of the Company from May 1991 to May 1994.

                                  ANNUAL BONUS

     The Company maintains a Management Incentive Plan ("MIP") under which executive officers are eligible for an annual cash bonus. However, in recent years, the Committee has determined that in view of the Company's financial performance, it would be inappropriate to adopt bonus plans under the MIP. The Committee has in the past approved certain bonus payments in individual cases where the Committee believed circumstances warranted. For the Company's fiscal year ended May 31, 1995 the Committee decided to reinstitute the MIP. However, in view of the transition the Company is going through, the Committee decided not to base the MIP on any specific corporate goals but rather to base payouts on the Committee's evaluation of the Company's progress in regaining its financial health. In administering the MIP, the Committee made reference to goals recommended by management for corporate net income and cash generation. The Committee approved individual employee's participation in, and awards under, the MIP based on recommendations of Mr. Gruber. During its fiscal year ended May 31, 1995, the Company had net income of $1.0 million, its first annual profit since 1992. In addition, the Company's operations generated $7.8 million in cash after significant expenditures in connection with the consolidation of the Company's forging business. After review of the Company's performance, the Committee authorized a MIP pool of $487,370 for distribution to MIP participants including a payment of $225,000 to Mr. Gruber.

                            STOCK BASED COMPENSATION

     Under the Company's Long-Term Incentive Plan, which was approved by stockholders at the 1992 Annual Meeting of Stockholders, options and other stock-based awards with respect to the Company's common stock may be granted to the Company's key employees. The Committee sets guidelines for the size of stock option awards based on similar factors, including industry surveys, as those used to determine base salaries and annual bonus.

     Stock options are designed to align the interests of executives with those of the stockholders. Stock options may be exercised over a ten year period at an exercise price equal to the market price of the common stock on the date of grant and vest over three years. This approach is designed to provide an incentive for the creation of stockholder value over the long term since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over a number of years. Since 1991 the Committee has not granted stock appreciation rights under the Long-Term Incentive Plan in part to encourage holding of Wyman-Gordon stock. During the Company's 1995 Fiscal Year the Committee granted options to a total of 100 key employees and the Committee believes that broad dissemination of options within the Company enhances the benefits to the Company of stock-based incentives.

     When Mr. Gruber became Chief Executive Officer the Committee granted him 150,000 Shares under a Performance Share Agreement dated May 24, 1994. The Shares granted to Mr. Gruber pursuant to this Agreement are subject to restrictions and risk of forfeiture. The Shares vest in Mr. Gruber only if he remains in the employ of the Company for a period of five years and if the Shares reach certain target price levels. For a more complete description of the Agreement see "Proposal for the Approval of the Performance Share Agreement with David P. Gruber" on pages 17 and 18. The Committee deemed that it was appropriate to enter into an arrangement as contemplated by the Performance Share Agreement in order to foster an emphasis on the creation of shareholder value.

     During the Company's 1995 fiscal year Mr. Gruber received options to purchase 12,000 Shares with an exercise price of $6.00 per Share. Mr. Gruber now beneficially owns 157,092 Shares, including the 150,000 Shares issued to him in accordance with the Performance Share Agreement. In addition, Mr. Gruber has been granted options to purchase a total of 207,000 Shares. The Committee believes that significant equity interests in the Company held by the Company's management align the interests of stockholders and management.

                                  TAX MATTERS

     The Omnibus Budget Reconciliation Act of 1993 imposes a limit, with certain exceptions, on the amount that a publicly held corporation may deduct in any year for the compensation paid or accrued with respect to its five most highly compensated officers. While the applicable tax regulations have not yet been finalized and therefore the Committee cannot predict with certainty how the Company's compensation might be affected, the Committee intends to try to preserve the tax deductibility of all executive compensation while maintaining the Company's compensation program as described in this report. Towards this end the Company's new Long-Term Incentive Plan has been designed in such a manner so that awards thereunder to the Company's executive officers will qualify as performance-based compensation and, therefore, deductible by the Company.

                                   CONCLUSION

     Through the incentive and stock option programs described above, a significant portion of the Company's executive compensation is linked directly to individual and corporate performance and stock price appreciation. The Committee intends to continue the policy of linking executive compensation to corporate performance and return to stockholders.

                                            Charles A. Zraket, Chairman
                                            E. Paul Casey
                                            Judith S. King
                                            H. John Riley, Jr.

EXECUTIVE COMPENSATION

     The remuneration of the Company's Chief Executive Officer and each of the four most highly compensated executive officers at May 31, 1995 for services rendered to the Company during its fiscal year then ended and, where applicable, the Company's prior two fiscal years ended December 31, 1993 and December 31, 1992 is reported in the table set forth below.

                           SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM AWARDS
                                                       ANNUAL        ----------------------
                                       FISCAL       COMPENSATION     PERFORMANCE    NUMBER
                                        YEAR     -------------------    SHARE         OF         ALL OTHER
    NAME AND PRINCIPAL POSITION         ENDED     SALARY     BONUS      AWARDS      OPTIONS   COMPENSATION(1)
    ---------------------------       --------   --------   -------- ------------   -------   ----------------
John M. Nelson                         5/31/95   $200,000                                         $  7,772
  Chairman of the Board               12/31/93    300,000                            25,000          4,440
                                      12/31/92    300,000                            50,000         11,934

David P. Gruber                        5/31/95    300,000   $225,000    150,000(2)   12,000          8,021
  President and Chief Executive       12/31/93    200,000     50,000                 50,000          9,124
    Officer                           12/31/92    200,000                            45,000          3,168

J. Douglas Whelan(3)                   5/31/95    204,000     81,600                  8,000          6,542
  President, Forgings Division

Frank J. Zugel(4)                      5/31/95    170,005     50,000                  8,000          5,766
  President                           12/31/93     96,663     20,000                 56,000         60,924
  Investment Castings Division

Wallace F. Whitney, Jr.                5/31/95    144,000     72,000                  8,000          5,200
  Vice President, General Counsel     12/31/93    144,000     30,000                  6,000          6,494
  and Clerk                           12/31/92    144,000                            31,000          1,329

- ---------------

(1) Consists of group term life insurance premiums, the value of the stock allocated to the executive's account under the Company's Savings/Investment Plan as a matching contribution, and in the case of Mr. Zugel an automobile allowance and, in 1993, moving expense reimbursement and related income tax gross-up.

(2) These Shares were issued to Mr. Gruber pursuant to the Performance Share Agreement described on pages 17 and 18 hereof. Such Shares are subject to restrictions and risk of forfeiture. At May 31, 1995 these Shares had a market value of $1,593,750. Mr. Gruber is entitled to receive dividends, if any, paid by the Company with respect to these Shares.

(3) Compensation information for Mr. Whelan is not provided for years prior to 1995 since he was not an executive officer of the Company prior to that time.

(4) Mr. Zugel became an executive officer of the Company on June 7, 1993 and thus the salary and other compensation shown for 1993 represents a partial year.

     The table below presents information with respect to stock options
("Options") granted during the Company's fiscal year ended May 31, 1995 to the Chief Executive Officer and the four most highly compensated executive officers pursuant to the terms of the Executive Long-Term Incentive Plan (the "Plan").

                       OPTION GRANTS DURING THE COMPANY'S
                         FISCAL YEAR ENDED MAY 31, 1995

                                                                                        POTENTIALLY
                                                                                        REALIZABLE
                                                                                     VALUE AT ASSUMED
                                                                                       RATE OF STOCK
                                                                                           PRICE
                                                                                     APPRECIATION FOR
                         NUMBER OF  % OF TOTAL OPTIONS     EXERCISE                     OPTION TERM
                          OPTIONS   GRANTED EMPLOYEES       PRICE       EXPIRATION   -----------------
NAME                      GRANTED     IN FISCAL YEAR    (PER SHARE)(1)     DATE        5%       10%
- ----                     ---------  ------------------  --------------  -----------  -------  --------
J. M. Nelson............    --              --                --            --         --        --
D. P. Gruber............   12,000          3.3              $ 6.00       10/19/04    $45,360  $114,480
J. D. Whelan............    8,000          2.2                6.00       10/19/04     30,240    76,320
F. J. Zugel.............    8,000          2.2                6.00       10/19/04     30,240    76,320
W. F. Whitney, Jr.......    8,000          2.2                6.00       10/19/04     30,240    76,320

- ---------------

(1) Exercise price of each option grant was equal to the market price of the Shares on the date of grant.

     The following table relates to aggregate grants of Options and stock appreciation rights ("SARs") under the Plan and its predecessor plan, the 1975
Executive Long-Term Incentive Program. Options granted prior to 1992 had SAR's attached. No SARs are attached to the Options granted since 1991.

                       AGGREGATE OPTION/SAR EXERCISES IN
                         THE COMPANY'S 1995 FISCAL YEAR
                       AND MAY 31, 1995 OPTION/SAR VALUES
                                                                                VALUE OF UNEXERCISED
                                                    NUMBER OF UNEXERCISED           IN-THE-MONEY
                       NO. OF                           OPTIONS/SAR'S               OPTIONS/SRA'S
                       SHARES                            AT 5/31/95                 AT 5/31/95(1)
                      ACQUIRED                   --------------------------- ---------------------------
NAME                ON EXERCISE  VALUE REALIZED  (EXERCISABLE/UNEXERCISABLE) (EXERCISABLE/UNEXERCISABLE)
- ----                -----------  --------------   -------------------------- ---------------------------
J. M. Nelson........      --          --              341,667/33,333            $1,433,329/$185,420
D. P. Gruber........      --          --              146,667/60,333                947,919/238,331
J. D. Whelan........      --          --               25,000/58,000                125,000/287,000
F. J. Zugel.........      --          --               18,667/45,333                104,746/246,503
W. F. Whitney, Jr...      --          --               72,667/22,333                471,002/117,123

- ---------------

(1) The value of an SAR attached to an Option granted prior to 1992 is equal to 80% of the excess of the fair market value of Shares of the Company's common stock on the date of exercise over the exercise price of such option.

PENSION BENEFITS

     All salaried employees and executive officers of the Company participate in a defined benefit pension plan (the "Plan"). Under the terms of the Plan each eligible employee receives a retirement benefit based on the number of years of his or her credited service (to a maximum 35 years) and average annual total earnings (salary plus incentive bonus only) for the five consecutive most highly paid years during the ten years preceding retirement. In addition, with the exception of Messrs. Nelson and Whelan, the executive officers covered by the Summary Compensation Table and certain other key executives designated by the Management Resources and Compensation Committee (the "Committee") are eligible to receive benefits under the Supplemental Retirement Plan for Senior Executives (the "Supplemental Plan"). Under the Supplemental Plan, participants who have been employed by the Company for at least five years who retire at age 62 are entitled to receive a pension equal to their highest average annual earnings during any preceding 60-consecutive month period multiplied by 4% for each year of service up to ten years and 2% per year from ten to fifteen years. This supplemental benefit is reduced if the participant retires prior to age 62 and is further reduced by certain other income benefits payable to participants including social security payments. If the Committee so determines, payments under the Supplemental Plan may be terminated if a retired participant becomes "substantively employed," as defined in the Supplemental Plan, by another employer before age 65. The following table indicates the aggregate estimated annual benefit payable, as single life annuity amounts, under both the Plan and the Supplemental Plan to participants retiring in various categories of earnings and years of service. To the extent that an annual retirement benefit exceeds the limits imposed by the Internal Revenue Code, the difference will be paid from the general operating funds of the Company.

     As of May 31, 1995, the individuals named in the Summary Compensation Table had full credited years of service with the Company as follows: Mr. Nelson, four years; Mr. Gruber, three years; Mr. Whelan, one year; Mr. Whitney, four years; and Mr. Zugel, two years.

                                PENSION BENEFITS
                                                             YEARS OF SERVICE
                                                -------------------------------------------
                                                                                    15 AND
     REMUNERATION                                  5                10               ABOVE
     ------------                               -------           -------           -------
     $150,000...............................     30,000            60,000            75,000
      200,000...............................     40,000            80,000           100,000
      250,000...............................     50,000           100,000           125,000
      300,000...............................     60,000           120,000           150,000
      350,000...............................     70,000           140,000           175,000
      400,000...............................     80,000           160,000           200,000
      450,000...............................     90,000           180,000           225,000
      500,000...............................    100,000           200,000           250,000
      550,000...............................    110,000           220,000           275,000
      600,000...............................    120,000           240,000           300,000
      650,000...............................    130,000           260,000           325,000

TOTAL STOCKHOLDER RETURN

     The graph presented below compares the yearly percentage change in the Company's cumulative total stockholder return, assuming dividend reinvestment, with the cumulative total return of the Dow Jones Equity Market Index, a broad market index, and the Dow Jones Aerospace & Defense Sector index, which includes several of the Company's most significant customers and other aerospace industry companies, for the five-year period ending May 31, 1995.

                                  C/R/C CHART

                   Comparison of Five-Year Cumulative Total
                   Return Among Wyman-Gordon Co., DJ Equity
                Market Index and DJ Aerospace & Defense Sector

- --------------------------------------------------------------------------------


                       1991        1992         1993         1994        1995
                       ----        ----         ----         ----        ----

Aerospace & Defense   103.63      101.64       123.29       144.54      172.94

Equity Market Index   111.48      123.58       138.92       153.57      215.51

Wyman Gordon Stock     53.13       34.73        40.86        50.00       86.81

AGREEMENTS WITH MANAGEMENT

     At the time of his joining the Company in 1991, Mr. Nelson and the Company entered into an agreement that provides for a five-year term of employment, defined pension benefits upon completion of such term and certain other employee benefits. The agreement also provides for accelerated vesting of stock options and pension benefits and continuation of employee benefits in the event of termination of his employment under specified conditions.

     At the time of his election to his present position in 1994, Mr. Gruber and the Company entered into an agreement that provides for a two year term of employment and for continuation of employee benefits in the event of termination of his employment under specified conditions. Mr. Gruber and the Company have also entered into a Severance Agreement described below and a Performance Share Agreement as described on Pages 17 and 18.

     The Company has entered into Severance Agreements with each of its executive officers, other than Mr. Nelson, that would provide such officers with specified benefits in the event of termination of employment within three years following a change of control of the Company when both employment termination and such change in control occur under conditions defined in the agreements. Such benefits include a payment equal to a maximum of 250% of the executive officer's annual compensation, continuation of insurance coverages for up to twenty-four months following termination and accelerated vesting of existing options and stock appreciation rights. No benefits are payable under the Severance Agreements in the event of an executive officer's termination for cause, in the event of retirement, disability or death or in cases of voluntary termination in circumstances other than those specified in the agreements that would entitle an executive officer to benefits.

2.  PROPOSAL FOR APPROVAL OF LONG-TERM INCENTIVE PLAN

     On July 19, 1995 the Board of Directors adopted the Wyman-Gordon Company Long-Term Incentive Plan (the "Plan"), subject to the approval of the stockholders. The Board of Directors believes that the Plan will promote the interests of the Company and its stockholders by, among other things, providing incentives and rewards to key employees of the Company and its subsidiaries who are in positions that enable them to further the Company's long-term growth in earnings.

     The text of the proposed Plan is published in its entirety as Appendix A hereto. The following summary is qualified by reference to the full text of the Plan.

     If approved by the stockholders, the proposed Plan will be effective as of July 19, 1995 and will terminate ten years thereafter. The Plan will be administered in all respects by the Management Resources and Compensation Committee of the Board of Directors (the "Committee"). The Committee has plenary authority to interpret the Plan and may adopt rules and regulations relating to the Plan.

     The Committee will select the key employees, including executive officers and employees who are also directors, to whom grants will be made; determine the number, frequency and timing of awards as well as the type of award and its exercise or purchase price, if any; prescribe any performance criteria to be met and any restrictions on exercise of awards or receipt of Shares or cash, and determine any other terms or conditions applicable to any awards, including exercise or vesting schedules and the conditions under which exercisability or vesting may be accelerated, such as in the event of a change in control of the Company. A participant may receive more than one grant of awards under the Plan, and awards may be exercisable independently of, jointly with, or in the alternative with respect to other awards, all as the Committee may determine.

     A total of 1,750,000 Shares can be issued under the Plan, subject to adjustments for stock splits, stock dividends, or other changes in capital stock. To the extent that awards under the Plan do not vest or otherwise revert to the Company, the Shares represented by such awards may be the subject of future awards. In order to satisfy the performance-based compensation exception to the $1 million cap on the Company's deduction imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Plan also provides that stock options or Stock Appreciation Rights ("SAR's") with respect to no more than 200,000 Shares may be granted to any one individual participant in any one calendar year and that the maximum performance-based award payable to any "covered employee" as defined in Section 162(m) of the Code for any performance cycle is 200,000 Shares (or the cash equivalent of such Shares). On August 16, 1995, Wyman-Gordon common stock closed at $12 11/16 on the NASDAQ National Market System.

     The Committee may grant awards in the form of non-qualified stock options or incentive stock options (as defined in Section 422(b) of the Code). The exercise price of a stock option may not be less than the fair market value of such Shares on the date of grant. Each grant of an incentive stock option will not be exercisable more than ten years after grant, and will include any other provisions necessary to comply with Section 422 of the Code. Awards of SAR's may also be granted either in tandem with grants of stock options (and exercisable as an alternative to the exercise of the stock options) or separately. SAR's allow the grantee to receive without payment and upon surrender of the SAR's and tandem options, or of the separate SAR's, an amount payable in cash, Shares or a combination thereof, as determined by the Committee, not exceeding the value on the exercise date of the number of Shares for which the SAR's are exercised over the exercise price of the SAR's. The exercise price of an SAR may not be less than the fair market value of a Share on the date of grant, or in the case of an SAR granted in relation to an option, not less than the option exercise price. The Committee may also grant SAR's that are exercisable only in the event of a change in control or in other specified circumstances.

     In addition, the Committee may in its discretion grant other awards that consist of or are denominated in or payable in Shares, or that are valued by reference to or are otherwise based on or related to Shares. Such awards may include, for example, restricted Shares that are forfeitable upon termination of employment or failure to achieve specified performance goals or that require no consideration other than services rendered, phantom shares, performance units, performance bonus awards or other awards payable in cash, Shares or a combination thereof. All awards are nontransferable (other than by will or by the laws of descent and distribution) and may be exercised during the grantee's lifetime only by the grantee. The Committee may subject the awards to vesting or earnout provisions, restrictions on transfer or in incidents of ownership, and other conditions.

     With regard to performance-based awards to be granted to executives who are "covered employees" as defined in Section 162(m) of the Code, it is intended that such awards qualify as "performance based compensation" under Section 162(m) of the Code and thus preserve the deductibility of such awards by the Company for Federal income tax purposes. Performance-based awards granted to a covered employee for a given performance period will only become payable to the extent that the pre-established performance goals set by the Committee for such period are attained. With regard to any particular performance-based award, the Committee will have the discretion, subject to the Plan's terms, to select the length of the performance period, the performance criteria that will be used to measure performance for the period and the performance formula that will be used to determine what portion, if any, of the performance-based award has been earned for the period. The performance criteria may include any or all of the following: (i) the Company's return on equity, assets, capital or investment;
(ii) pre-tax or after-tax profit levels of the Company or any subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow or similar measures; (iv) total shareholder return; (v) changes in the market price of the Shares; or (vi) sales or market share. The Committee's discretion must be exercised in writing within the first 90 days of the performance period. Prior to the payment of any performance-based award, the Committee must certify that the pre-established performance goals have been met. The Committee also has the discretion to reduce or eliminate an award.

     In the event of a merger, reorganization, recapitalization, stock dividend, stock split, exercisability of stock purchase rights under the Company's Rights Plan, or other change in capitalization, the Committee has the discretion to prevent dilution or enlargement of grantee's rights and benefits such as by adjusting the aggregate number and type of Shares available for awards, the number and type of Shares subject to outstanding awards, or the purchase or exercise price of outstanding awards. The Committee may permit the exercise or purchase price (if any) of awards, including options, granted under the Plan to be paid in cash or through delivery of Shares having a fair market value equal to all or a portion of such price; by authorizing the Company to withhold Shares comprising part of an award and having a fair market value equal to all or a portion of such price; by payment from the grantee's broker as instructed by the grantee; or by other means at the discretion of the Committee.

     The Board of Directors may at any time terminate, suspend or amend the Plan in any way, without stockholder approval, subject to the following exceptions. The Board may not without stockholder approval, materially increase the benefits accruing to participants under the Plan or change (except as appropriate to reflect a change in the capitalization of the Company) the aggregate number of Shares available for grant or the class of persons eligible for awards under the Plan. Further, the Board may not take any action with respect to the Plan that would adversely affect the rights previously acquired by any grantee without such grantee's consent.

     The major federal income tax consequences to the Company and to the grantee of the grant and exercise of awards under the Plan under existing applicable provisions of the Code and regulations thereunder are substantially as outlined in summary form below:

     The grant of an option will not have any tax consequences to the grantee or the Company. If Shares purchased pursuant to the exercise of an incentive stock option are not disposed of by the grantee for two years after the grant of the incentive stock option and for one year after exercise, then (i) the grantee will not recognize income upon the exercise of the incentive stock option; (ii) any gain or loss will be recognized only upon ultimate disposition of the Shares; (iii) assuming the Shares constitute capital assets in the grantee's hands, the gain or loss will be treated as long-term capital gain or loss; and
(iv) the Company will not be entitled to a tax deduction. The difference between the option price and the fair market value of the Shares acquired upon exercise of an incentive stock option is considered an item of adjustment included in the grantee's income for purposes of the alternative minimum tax under the Code.

     If the grantee disposes of the Shares acquired by the exercise of an incentive stock option before the expiration of the required one and two year holding periods described above, the grantee must treat as ordinary income in the year of such disposition an amount equal to the difference between the option price and the lesser of the fair market value of the Shares on the date of exercise or the selling price. The balance of any gain or loss on such disposition will be treated as a capital gain or loss (long-term or short-term, depending on whether the Shares have been held for more than one year). The Company will be entitled to a tax deduction in the year of disposition equal to the amount of ordinary income recognized by the grantee.

     In general, upon exercise of a non-qualified stock option, the grantee will recognize ordinary income equal to the difference between the option exercise price and the fair market value (on the date of exercise) of the Shares purchased, and the Company will be entitled to a tax deduction in that amount. When the grantee disposes of Shares acquired by the exercise of a non-qualified stock option, any gain or loss on such disposition (generally, the difference between the amount realized on disposition and the fair market value of the Shares on the date of exercise) will be treated as capital gain or loss (long-term or short-term, depending on whether the Shares have been held for more than one year).

     Generally, no gain or loss will be recognized by a grantee upon transfer to the Company of previously acquired Shares of common stock in payment of all or a portion of the incentive stock option or non-qualified stock option exercise price.

     The Company has the right under the Plan to collect from the grantee an amount sufficient to satisfy any withholding tax obligation that arises in connection with any award or to deduct a sufficient amount of cash or Shares from other payments or transfers otherwise due to the grantee. The Committee also may permit a grantee to satisfy the obligation by any of the methods described above for payment of the exercise or purchase price of awards.

     Approximately 200 employees are eligible to participate in the Plan. The number of Shares that may be granted to executive officers and non-executive officers is undeterminable at this time, as such grants are subject to the discretion of the Committee.

     The Plan is hereby proposed for approval by the stockholders. The affirmative vote of the holders of a majority of the Shares present or represented and entitled to vote at the Annual Meeting will be necessary to approve the Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

3.  PROPOSAL FOR APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

     On July 19, 1995 the Board of Directors adopted the Wyman-Gordon Company Employee Stock Purchase Plan (the "Stock Purchase Plan"). The Board of Directors believes that an employee stock purchase plan is in the Company's best interest and therefore recommends approval of the Stock Purchase Plan by the stockholders.

     The following summary describes the Stock Purchase Plan. This summary is qualified in its entirety by reference to the specific provisions of the Stock Purchase Plan, the full text of which is set forth as Appendix B.

     If approved by stockholders, the Stock Purchase Plan will become effective January 1, 1996 and 450,000 Shares of authorized common stock will be reserved for issuance under the Stock Purchase Plan, subject to adjustments for stock splits, stock dividends, or other changes in the capital stock. On August 16, 1995 Wyman-Gordon common stock closed at $12 11/16 on the NASDAQ National Market System.

     The Stock Purchase Plan permits employees to purchase Shares through payroll deductions during annual offerings, beginning January 1, 1996. Eligible employees on each offering date may elect to participate through payroll deductions at a minimum of $10 per month up to 10% of compensation. The price an employee pays is 90% of the lower of the last reported sale price of Shares on the first day or last day of the applicable pay period. Shares for the Stock Purchase Plan may be either Shares purchased in the open market or authorized and unissued Shares. Eligibility will be extended to all regular employees of the Company and its subsidiaries, as defined in the Stock Purchase Plan, who are customarily employed for more than 20 hours a week and have completed six months of employment.

     For federal income tax purposes, an employee does not realize income at the time of entry into the Stock Purchase Plan or purchase of a Share. If no disposition of the stock is made within two years from the January 1 offering date, and one year from the date the Share is transferred to the employee, upon subsequent disposition of the stock, ordinary income will be realized to the extent of the lesser of (1) 10% of the fair market value on the January 1 offering date, or (2) the amount by which the net proceeds of the sale exceed the price paid. Any further gain is treated as long-term capital gain. No income tax deduction will be allowed the Company for Shares transferred to an employee, provided such Shares are held for the periods described above. If the Shares are disposed of within the periods described above, the employee will recognize ordinary income for the taxable year of the disposition equal to the excess of the fair market value of the Shares on the date of purchase over the price paid, and any further gain would generally be treated as short-term capital gain. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the employee.

     The Stock Purchase Plan will be administered by the Board of Directors or a committee appointed by the Board. The Stock Purchase Plan may be amended by the Board of Directors but may not be amended, without prior stockholder approval, to increase the number of Shares, or to change the designation of subsidiaries eligible to participate in the Stock Purchase Plan. The proceeds of the sale of Shares under the Stock Purchase Plan will constitute general funds of the Company and may be used by it for any purpose. The Stock Purchase Plan provides for proportionate adjustments to reflect stock splits, stock dividends, or other changes in the capital stock.

     The Stock Purchase Plan is hereby proposed for approval by the stockholders. The affirmative vote of the holders of a majority of the Shares present or represented and entitled to vote at the Annual Meeting will be necessary to approve the Stock Purchase Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

4. PROPOSAL FOR APPROVAL OF THE WYMAN-GORDON COMPANY NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     On January 18, 1995 the Board of Directors of the Company adopted and approved for submission to the stockholders at the 1995 Annual Meeting the Wyman-Gordon Non-Employee Director Stock Option Plan (the "Directors Option Plan"). Members of the Board of Directors receive an annual retainer of $10,000.00 per year and a fee of $600.00 for each meeting of the Board or committee thereof that they attend. The annual retainer and Board meeting fees have not been increased since 1984. The management of the Company and the Management Resources and Compensation Committee of the Board have agreed that it is appropriate to increase director compensation. The Committee believes that the increase in compensation should take the form of stock options, and, therefore, the Directors Option Plan was adopted by the Board. The Board has determined that these changes will work to increase the non-employee directors' proprietary interest in the Company and to align more closely their interests with the interests of the Company's stockholders. The Directors Option Plan will also maintain the Company's ability to attract and retain the services of experienced and highly qualified non-employee directors.

     The following summary describes features of the Directors Option Plan. This summary is qualified in its entirety by reference to the specific provisions of the Directors Option Plan, the full text of which is set forth as Appendix C.

     The total number of Shares that can be issued under the Directors Option Plan is 150,000 Shares, subject to adjustments for stock splits, stock dividends, or other changes in capital stock. To the extent that options under the Directors Option Plan do not vest or otherwise revert to the Company, the Shares represented by such options may be the subject of future grants. On August 16, 1995, Wyman-Gordon common stock closed at $12 11/16 on the NASDAQ National Market System.

     If approved by the stockholders, the Directors Option Plan provides for automatic grants of stock options to each director who is not a Wyman-Gordon employee. A grant of 2,000 Shares was issued to each non-employee director upon adoption of the Plan in January 1995. In addition, an automatic grant of 2,000 Shares will be issued at the time each additional non-employee director is elected to the Board. In addition to the initial grants, there will be annual grants on the date of the Company's Annual Meeting, commencing at the 1995 Annual Meeting of Stockholders, to each non-employee director who is elected to the Board of Directors at such meeting or whose term in office continues after such meeting provided that no such grant will be made to any nonemployee director who is eligible to receive an initial grant on such date. Each annual grant will permit the holder, for a period of up to ten years from the date of grant, to purchase from the Company 1,000 Shares at 100% of the fair market value of such shares on the date the option is granted. Each option shall become exercisable in three equal installments commencing on the first anniversary date of grant. One-third of the total number of Shares covered by the option shall be exercisable on the first anniversary and an additional one-third shall become exercisable on each anniversary thereafter until on the third anniversary all the Shares subject to the option shall be fully vested.

     In the event of the retirement or death of a non-employee director, all options granted to such director shall become immediately exercisable and shall expire after three years from the date of the director's death or retirement. In addition, upon the resignation of a non-employee director, all options granted to such director shall expire six months from the date of grant.

     The options under the Directors Option Plan are non-qualified options not intended to qualify under Section 422 of the Code. The grant of options will not result in taxable income to the non-employee director or a tax deduction to the Company. Upon exercise of option, the non-employee director will recognize taxable ordinary income and the Company will be entitled to a corresponding deduction in an amount equal to the excess of the then fair market value of the Shares over the fair market value of the Shares on the date the option was granted.

     The Directors Option Plan will be administered by the Board of Directors who will be authorized to interpret the Directors Option Plan but have no authority with respect to the selection of directors to receive an option, the number of Shares subject to the Directors Option Plan or each grant thereunder, or the option price subject to options. The Board shall have no authority to increase materially the benefits under the

Directors Option Plan. The Board may amend the Directors Option Plan as it shall deem advisable but may not amend the Directors Option Plan without further approval of the stockholders if such approval is required by law, and may not amend the Directors Option Plan provisions relating to the amount, price and timing of options more than every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder. Adjustments shall be made in the number and kind of Shares subject to the Directors Option Plan and the number and kind of Shares subject to outstanding and subsequent option grants and in the purchase price of outstanding options, in each such case to reflect changes in the Company's common stock or changes in the Company's corporate structure or capitalization such as through a merger or stock split.

          WYMAN-GORDON COMPANY NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                                                         NUMBER OF
                NON-EMPLOYEE DIRECTOR GROUP                               OPTIONS
                ---------------------------                              ---------
          11 Non-employee Directors as a Group.........................    33,000(1)

- ---------------

(1) This number represents the sum of the total number of option shares granted to non-employee Directors in January 1995 and the total number of options expected to be granted at the Annual Meeting to the non-employee Directors if the Directors Option Plan is approved by the stockholders.

     The Directors Option Plan is hereby proposed for approval by the stockholders. The affirmative vote of the holders of a majority of the Shares present or represented at and entitled to vote at the Annual Meeting will be necessary to approve the Directors Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

5. PROPOSAL FOR THE APPROVAL OF THE PERFORMANCE SHARE AGREEMENT WITH DAVID P. GRUBER

     Under Section 162(m) of the Code, which was added to the Code in 1993, in order for compensation in excess of $1,000,000 for any taxable year paid to a person named in the Summary Compensation Table and employed by the Company on the last day of the taxable year to be deducted by the Company such compensation must qualify as "performance based." At the 1991 Annual Meeting the Company's stockholders approved the Wyman-Gordon Company Long Term Incentive Plan administered by the Management Resources and Compensation Committee (the "Committee"), governing the terms and conditions respecting the payment of long-term incentive compensation to senior management and other selected employees, including the grant of performance share awards.

     David P. Gruber was elected President, Chief Executive Officer and Chief Operating Officer of the Company by the Board at its meeting held on May 24, 1994. Previously he had been President and Chief Operating Officer since October 1991. In connection with Mr. Gruber's election as Chief Executive Officer of the Company, the Committee approved a Performance Share Agreement (the "Agreement") under the Long-Term Incentive Plan, pursuant to which the Company issued 150,000 Shares to Mr. Gruber subject to the restrictions and risk of forfeiture described below. The Company hereby submits for stockholder approval the material terms of the Agreement entered into with Mr. Gruber so that the compensation to be earned thereunder can qualify as "performance-based compensation" under Section 162(m) of the Code and therefore remain eligible as a deductible compensation expense for the Company.

     Under the terms of the Agreement during a period beginning on May 24, 1994 and ending on May 24, 1999 (the "Restricted Period") Mr. Gruber may not sell, assign, transfer, pledge or otherwise encumber his Shares except in accordance with the terms of the Agreement. If Mr. Gruber ceases to be employed by the Company prior to the end of the Restricted Period, his rights to the Shares shall thereupon be forfeited and revert to the Company; provided, however, if his employment is so terminated by his death or permanent disability, the Restricted Period shall be deemed to have ended on the date of his death or permanent disability for the purposes of determining the number of Shares, if any, as to which restrictions would lapse in accordance with the terms of the agreement.

     At the end of the Restricted Period, the Committee shall determine the average closing price of the Company common stock on the NASDAQ National Market System, or on any successor market or exchange in which the Company common stock is publicly traded for each of the following periods: (1) the last 30 business days of the Restricted Period and (2) the period of 90 consecutive days during which the Company common stock had the highest average closing price at any time during the Restricted Period. Restrictions on all or a portion of the Shares will lapse at the conclusion of the Restricted Period only if the target price has reached the amounts set forth below:

                                                             PORTION OF SHARES ON WHICH
          TARGET PRICE                                        RESTRICTIONS WILL LAPSE
          ------------                                       --------------------------
          Less than $10.00.................................  None

          $10.00...........................................  66 2/3%

          More than $10.00 but less than $12.00............  Pro rata portion between
                                                             66 2/3% and 100%

          $12.00 or more...................................  100%

     Upon lapse of the restrictions in accordance with the foregoing table, the number of Shares with respect to which restrictions have lapsed shall be delivered to Mr. Gruber free of all restrictions except (i) any that may be imposed by law and (ii) the further restriction that Mr. Gruber shall retain one-third of the Shares delivered to him as long as he continues to serve as Chief Executive Officer of the Company. Any Shares as to which the restriction shall not have lapsed shall be transferred to the Company without any further action by Mr. Gruber.

     Mr. Gruber shall have all voting and dividend rights with respect to the Shares, provided that dividends paid in stock or other property shall be deposited with the Company together with a stock power or other appropriate instrument of transfer endorsed in blank and shall be subject to the same restrictions as the Shares.

     The lapsing of restrictions under the Agreement will result in taxable ordinary income to Mr. Gruber and a corresponding deduction to the Company on the date the restrictions lapse equal to the fair market value of the Shares on the date restrictions lapse multiplied by the number of Shares as to which restrictions have lapsed. Under the terms of the Agreement, Mr. Gruber has agreed to pay to the Company or make arrangements satisfactory to the Company regarding any federal, state or local taxes of any kind required by law to be withheld with respect to the Shares and the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind to Mr. Gruber any federal, state or local taxes required to be withheld. At the sole discretion of the Committee the Company may make a loan to Mr. Gruber in such amount as may be required to discharge his federal income tax liability.

     In the event of a Change of Control, as defined below, the Committee in its sole discretion may determine that the restrictions on the Shares shall be deemed lapsed and terminated with respect to some or all of the Shares, and such Shares, if any, will not be forfeited and shall vest in Mr. Gruber. For purposes of the Agreement a Change of Control shall be deemed to have occurred when and only when the first of the following events occurs: (a) the acquisition, (including by purchase, exchange, merger or other business combination, or any combination of the foregoing) by any individuals, firms or corporations or other entities, other than a major stockholder on the date of the agreement, of beneficial ownership of securities of the Company representing 20% or more of the combined voting power of the Company's outstanding voting securities; or (b) members of the incumbent board cease to constitute a majority of the Board of Directors. On May 24, 1994, the date of the Agreement, Wyman-Gordon common stock closed at $6.125 on the NASDAQ National Market System. Therefore, the target price for the Shares in order for any restrictions to lapse needed to increase by $3.875 per Share or 63% and for restrictions to lapse with respect to all of the Shares the stock needed to increase in value by $5.875 per Share or 96%.

     On August 16, 1995 Wyman-Gordon common stock closed at $12 11/16 on the NASDAQ National Market System.

     The affirmative vote of the holders of a majority of the Shares represented and voting, in person or by proxy, at the Annual Meeting will be necessary to approve the Performance Share Agreement with Mr. Gruber.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

6.  SELECTION OF AUDITORS

     The Board of Directors, on the advice of the Audit Committee recommends the selection of Ernst & Young as auditors for the fiscal year 1996. That firm was appointed as the Company's auditors in 1992, upon the recommendation of management and approval of the Audit Committee.

     The affirmative vote of a majority of the Shares voting at the Meeting is required for the selection of Ernst & Young as auditors. Representatives of Ernst & Young will be present at the Meeting to respond to questions and will have an opportunity to make a statement if they desire to do so.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

SECURITIES AND EXCHANGE COMMISSION REPORTS

     During the Company's fiscal year ended May 31, 1995 Securities and Exchange Commission ("SEC") Form 3 (Initial Statement of Beneficial Ownership of Securities) was not timely filed by J. Douglas Whelan and a SEC Form 4 (Statement of Changes in Beneficial Ownership) was not timely filed by Robert G. Foster. In addition, for the Company's fiscal year ended May 31, 1995 Forms 5 (Annual Statement in Changes in Beneficial Ownership) which were required to be filed to report the grant of options to all officers and directors (other than Mr. Nelson) during the year were not timely filed by such officers and directors. All Forms 3, 4 and 5 listed above have been subsequently filed.

STOCKHOLDER PROPOSALS -- 1996 ANNUAL MEETING

     All proposals of stockholders to be presented at the annual meeting of the Company which will be held in 1996 must be received by the Clerk of the Company before July 19, 1996, in order to be included in the proxy statement and form of proxy which will relate to that meeting.

VOTING INSTRUCTIONS

     The matters set forth in the Notice of Annual Meeting will be voted upon in the order in which they are listed in the Notice. The proxy form accompanying this Proxy Statement provides boxes by means of which stockholders executing the proxy forms may vote for or withhold authority in the election of management's nominees for election of directors. Proxies will be voted in accordance with such designation or, if no such designation is indicated, will be voted in favor of the election of the nominees. While management has no reason to believe that any of the nominees will not be available as a candidate at the Annual Meeting, should any of the nominees not be a candidate, the proxy will, unless authority to vote has been withheld by the person giving the proxy, be voted for a substitute designated by management. Proxies will be voted in accordance with the marking of boxes on the other questions specified on the proxy and in the absence of a designation, will be voted in the affirmative. Broker non-votes are counted in establishing a quorum for the transaction of business at the Annual Meeting, but are not voted for or against matters presented for stockholder consideration; proxy cards which are executed and returned without any designated voting direction are voted in the manner stated on the proxy card. Abstentions with respect to a proposal are not counted as favorable votes, and therefore have the same effect as a vote against the proposal.

OTHER BUSINESS

     The management of the Company knows of no other matters which may come before the Annual Meeting. As to any other business which may properly come before the meeting, proxies will be voted in accordance with the best judgment of the persons voting such proxies.

                                                                      APPENDIX A

                              WYMAN-GORDON COMPANY
                            LONG-TERM INCENTIVE PLAN

1.  ESTABLISHMENT AND PURPOSE

     (a) WYMAN-GORDON COMPANY hereby establishes this Long-Term Incentive Plan.

     (b) The purposes of the Plan are: (1) to further the long-term growth in earnings of the Company by providing incentives and rewards to those key employees of the Company and its Subsidiaries who are in positions from which they can contribute significantly to the achievement of such earnings growth;
(2) to encourage those key employees to obtain proprietary interests in the Company (thus sharing in the future success of the Company's business) and to remain in the employ of the Company and its Subsidiaries; (3) thereby to promote a closer identity of interests between management and shareholders; and (4) to assist the Company and its Subsidiaries in recruiting outstanding management personnel.

2.  DEFINITIONS

     In this Plan document, unless the context clearly indicates otherwise, words in the masculine gender shall be deemed to refer to females as well as males, any term used in the singular also shall refer to the plural, and the following capitalized terms shall have the following meanings set forth in this
Section 2:

     (a) "Award" means any award described in Section 7 hereof.

     (b) "Award Agreement" means an agreement entered into between the Company and a Grantee, setting forth the terms and conditions applicable to the Award granted to the Grantee.

     (c) "Beneficiary" means the person or persons designated in writing by the Grantee as his beneficiary in respect of an Award; or, in the absence of an effective designation or if the designated person or persons predecease the Grantee, the Grantee's Beneficiary shall be the person or persons who acquire by bequest or inheritance the Grantee's rights in respect of an Award. In order to be effective, a Grantee's designation of a Beneficiary must be on file with the Company before the Grantee's death. Any such designation may be revoked and a new designation substituted therefor at any time before the Grantee's death.

     (d) "Board of Directors" or "Board" means the Board of Directors of the Company.

     (e) "Change of Control" means any one of the following events: (1) stockholder approval of a merger or consolidation involving the Company or a sale of all or substantially all of the assets of the Company, in each case except for a transaction in which the Company's shareholders receive at least 50% of the stock of the surviving, resulting or acquiring corporation; (2) any "person" (other than the Company or an employee benefit plan of the Company or a corporation controlled by the Company's employee benefit plan of the Company or a corporation controlled by the Company's shareholders) becomes the "beneficial owner" of shares of capital stock of the Company representing a majority of the votes entitled to be cast on matters submitted to the shareholders of the Company; or (3) persons who, as of July 19, 1995, constituted the Company's Board (the "Incumbent Board") cease for any reason, including without limitation as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to July 19, 1995 whose election was approved by at least a majority of the directors then comprising the Incumbent Board shall, for purposes of this Agreement, be considered a member of the Incumbent Board. For purposes of this paragraph, the term "person" shall have the meaning used in Section 13(d) and 14(d)(2) of the 1934 Act, and "beneficial ownership" shall have the meaning set forth in Rule 13d-3 of the 1934 Act.

     (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations and other administrative guidance thereunder.

     (g) "Committee" means the Management Resources and Compensation Committee of the Board or any other committee appointed by the Board that satisfies such legal requirements as may be imposed by Rule 16b-3 and all other applicable laws. Each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

     (h) "Company" means Wyman-Gordon Company.

     (i) "Covered Employee" means an Employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

     (j) "Fair Market Value" means, when used in connection with the Shares on a certain date, the fair market value of a Share by reference to the closing price quotation, or, if none, the mean of the bid and asked prices, reported as of the most recent available date with respect to the Shares on any stock exchange on which the Company's Common Stock is then listed or any quotation system approved by the National Association of Securities Dealers then reporting such information.

     (k) "Grantee" means a person to whom an Award has been granted under the Plan.

     (l) "Incentive Stock Option" means an option that complies with the terms and conditions set forth in Section 422(b) of the Code and is designated by the Committee as an Incentive Stock Option.

     (m) "Minimum Price" means the Fair Market Value of the Shares covered by the Award, determined on the date as of which the Award is granted.

     (n) "Non-qualified Stock Option" means an Option granted under the Plan that is not an Incentive Stock Option and that is not intended to satisfy any requirements for other statutorily-qualified stock options that may be provided for by law from time to time.

     (o) "Option" means any option to purchase a Share or Shares pursuant to the provisions of the Plan. Unless the context clearly indicates otherwise, the term "Option" shall include all types of options that may be granted under the Plan, including both Incentive Stock Options and Non-qualified Stock Options.

     (p) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

     (q) "Performance-based Award" means an Award made pursuant to Section 7(c), the payment of which is contingent upon the achievement of performance criteria.

     (r) "Performance Cycle" means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a participant's right to and the payment of a Performance-based Award.

     (s) "Plan" means the Wyman-Gordon Company Long-Term Incentive Plan, as set forth herein and as it may be amended from time to time.

     (t) "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the 1934 Act, as amended from time to time, or any successor thereto (or rule of similar import), including any official Securities and Exchange Commission staff interpretations thereunder.

     (u) "Section 16 Person" means an officer or director of the Company within the meaning of Section 16(a) or (b) of the 1934 Act.

     (v) "Shares" means shares of the Company's common stock.

     (w) "Stock Appreciation Right" or "Right" means a right that provides for payment in accordance with Section 7(b) hereof.

     (x) "Subsidiary" means a corporation or other entity of which the Company owns, at any time while the Plan is in effect, directly or indirectly, at least 50% of the voting power of the voting equity securities or voting interests.

3.  ADOPTION AND DURATION OF THE PLAN

     (a) The Plan is effective as of July 19, 1995, and shall terminate ten years after such effective date, unless it is sooner terminated in accordance with Section 14 hereof; provided, however, that the Plan is adopted subject to the condition that it be approved by the affirmative votes of the holders of a majority of the outstanding Shares present in person, or represented by proxy, and entitled to vote, at a meeting of the shareholders of the Company duly called and held in accordance with applicable law prior to July 19, 1996.

     (b) Awards may be granted at any time prior to the earlier of the expiration of the ten-year term of the Plan, as described in subsection (a) above, or the termination of the Plan pursuant to Section 14 below. An Award outstanding at the time the Plan expires or is otherwise terminated shall not cease to be or cease to become exercisable pursuant to its terms merely because of the expiration or other termination of the Plan.

4.  NUMBER AND SOURCE OF SHARES SUBJECT TO THE PLAN

     (a) The Company may grant Awards (including, without limitation, Incentive Stock Options) under the Plan with respect to not more than 1,750,000 Shares, subject, however, to adjustment as provided in Section 12 hereof. Options or Stock Appreciation Rights with respect to no more than 200,000 Shares may be granted to any individual participant during any one calendar year period; subject, however, to adjustment as provided in Section 12 hereof. These Shares shall be provided from Shares in the Company's treasury, by the issuance of Shares authorized but unissued, or from outstanding Shares purchased in the open market or in private transactions.

     (b) If and to the extent that all or part of an Award previously granted is surrendered, lapses, expires, is forfeited, or is terminated, in whole or in part, without being exercised, for any reason other than the exercise of a related Award or of another portion of the Award, in such manner that all or some of the Shares that are the subject of the Award are not issued to a Grantee (and cash, Shares, or any other form of payment is not paid in lieu thereof), then such Shares shall immediately be restored to the aggregate maximum number of Shares (specified in subsection (a) above) with respect to which Awards may be granted under the Plan and thus shall become again available for the granting of Awards under the Plan.

     (c) If a Grantee exercises a Stock Appreciation Right, any Shares covered by the Stock Appreciation Right in excess of the number of Shares issued (or, in the case of a settlement in cash or any other form of property, in excess of the number of Shares equal in value to the amount of such settlement, based on the Fair Market Value of such Shares on the date of such exercise) shall immediately be restored to the aggregate maximum number of Shares (specified in subsection
(a) above) with respect to which Awards may be granted under the Plan and thus shall become again available for the granting of Awards under the Plan.

5.  ADMINISTRATION OF THE PLAN

     (a) The Plan shall be administered by the Committee.

     (b) The Committee may adopt, amend and rescind rules and regulations relating to the Plan as it may deem proper, shall make all other determinations necessary or advisable for the administration of the Plan, and may provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, to the extent not contrary to the express provisions of the Plan; provided, however, that the Committee may take action only upon the agreement of a majority of its members then in office. Notwithstanding the provisions of the preceding sentence, no action or determination by the Committee may adversely affect any right acquired by any Grantee or Beneficiary under the terms of any Award granted before the date such action or determination is taken or made, unless the affected Grantee or Beneficiary shall expressly consent; but it shall be conclusively presumed that any adjustment pursuant to Section 12 does not adversely affect any such right. Any action that the Committee may take through a written instrument signed by all of its members then in office shall be as effective as though taken at a meeting duly called and held. All actions, determinations, interpretations, and decisions of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding for all purposes and upon all persons, unless (in the case where the parties concerned are not Section 16 Persons) otherwise determined by the Board.

     (c) The powers of the Committee shall include plenary authority to interpret the Plan. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion, from time to time to select the key employees to whom Awards shall be granted; to determine the frequency with which Awards shall be granted and the date on which each Award shall be granted; to prescribe the number of Shares subject to each Award; to determine the type of each Award; to determine the exercise price (if any) or purchase price (if any) of each Award; to determine the term of each Award; to determine the periods during which Awards may be exercised, the restrictions and limitations upon exercise of Awards or receipt of Shares, other property, or cash thereunder; to accelerate the exercisability of outstanding Awards; to prescribe any performance criteria pursuant to which Awards may be granted or may become exercisable or payable; to impose any restriction or condition or take any action that it deems advisable or necessary to comply with the 1934 Act and/or Rule 16b-3; and to determine the other terms and conditions applicable to each Award and the provisions of each Award Agreement, including any amendments thereto.

     (d) The Committee may delegate its authority, as described in subsections
(b) and (c), above, to persons other than its members to exercise such authority, except that (i) the authority to administer Awards with respect to Grantees who are Section 16 Persons shall not be delegated by the Committee, and
(ii) any such delegation shall satisfy any other applicable requirements of Rule 16b-3 or applicable law.

     (e) The Company shall indemnify the Committee and each member thereof against any and all liabilities occasioned by any act or omission in good faith, but such indemnification shall not be in any way inconsistent with or in conflict with the bylaws of the Company or the laws of the Commonwealth of Massachusetts. No bond or other security shall be required of the Committee, or any member thereof, for the performance of their respective duties hereunder.

6.  INDIVIDUALS ELIGIBLE TO RECEIVE AWARDS

     Awards (including, without limitation, Incentive Stock Options) may be granted under the Plan to key employees of the Company or Subsidiaries (including Covered Employees, executive officers and employees who are also directors). All determinations by the Committee as to the identity of the key employees to whom Awards shall be granted hereunder shall be conclusive. A Grantee may receive more than one Award.

7.  AWARDS

     Awards may be granted under the Plan singly or in combination or in tandem with other Awards (or with awards under other plans of the Company or a Subsidiary), and may be exercisable independently of, jointly with, or in the alternative with respect to other Awards or awards, all as the Committee may determine. All Awards shall be in a form determined by the Committee, provided that the Award may not be inconsistent with the terms of the Plan or applicable law. The following types of Awards may be granted, as the Committee may determine:

     (a) Options. An Option is a right to purchase a specified number of Shares at a fixed option exercise price equal to not less than the Minimum Price, during a specified term as the Committee may determine. Options that may be granted under the Plan include Incentive Stock Options and Non-qualified Stock Options. The grant of an Incentive Stock Option and the terms and conditions set forth in an Award Agreement with respect to an Incentive Stock Option shall comply with the requirements of Section 422(b) of the Code.

     (b) Stock Appreciation Rights. A Stock Appreciation Right is a right, denominated in Shares, to receive, upon surrender of the Stock Appreciation Right (or of both the Stock Appreciation Right and a related Option in the case of a tandem Stock Appreciation Right that is related to an Option) in whole or in part, but without payment, an amount (payable in Shares, in cash, or a combination thereof as the Committee shall determine) that does not exceed the excess of the value (as determined by the Committee) on the exercise date (or on another date or dates specified by the Committee) of the number of Shares for which the Stock Appreciation Right is exercised over the exercise price of such Right; provided that the exercise price shall not be less than the Minimum Price for such Shares on the date the Right was granted. The Committee may grant Rights that are exercisable only in the event of a change in control or in other specified circumstances. Any Stock Appreciation Right that is granted in relation to an Incentive Stock Option shall satisfy any requirements that must be satisfied in order to maintain the qualified status of the Incentive Stock Option.

     (c) Other Stock-Based Awards. The Committee may, from time to time, grant Awards (other than the Awards described above) under the Plan that consist of or are denominated in or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares, provided that such grants comply with applicable law. The Committee may subject such Awards to such vesting or earnout provisions, restrictions on transfer, and other restrictions on incidents of ownership as the Committee may determine, provided that such restrictions are not inconsistent with the terms of the Plan. For example, the Committee may grant restricted shares or performance shares that are temporarily nontransferable and forfeitable upon failure to achieve specified performance goals, upon termination of employment, or in other circumstances. The Committee may provide that the Grantee shall have the right to beneficial ownership of Shares that are subject to restrictions, including the right to receive dividends on, and the right to vote, such Shares. The Committee may grant Awards under this Section 7(c) that require no payment of consideration by the Grantee (other than services previously rendered or, as may be permitted by applicable law, services to be rendered), either on the date of grant or the date any restrictions thereon are removed. In addition, the Committee may, from time to time, grant Awards under this Section 7(c) that provide to the Grantee the right to purchase Shares, provided that the purchase price or exercise price, if any, shall in no event be less than the Minimum Price for such Shares on the date of grant (or, if greater, the consideration required to be received by the Company in order to comply with applicable law). Awards granted under this Section 7(c) may also include, by way of example, phantom Shares, performance units, performance bonus awards, and other Awards that are payable in cash, or that are payable in cash or Shares or other property (at the election of the Committee or, if the Committee so provides, at the election of the Grantee), provided that such Awards are denominated in Shares, valued in whole or in part by reference to Shares, or otherwise based on or related to Shares. Performance-based Awards may be determined in accordance with, for example, the achievement of long-term performance criteria applicable to the Company or any Subsidiary, a division, an operating unit, or an individual Grantee, as determined by the Committee.

     (d) Performance-based Awards to Covered Employees. Notwithstanding anything to the contrary contained herein, any Performance-based Award granted to a Covered Employee under Section 7(c) is intended to qualify as "Performance-Based Compensation" under 162(m) of the Code and the regulations promulgated thereafter and shall comply with the provisions set forth below:

          (i) Performance Criteria. The Performance Criteria used in performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (A) the Company's return on equity, assets, capital or investment, (B) pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (C) cash flow or similar measure; (D) total shareholder return; (E) changes in the market price of the Company's Common Stock; or (F) sales or market share.

          (ii) Grant of Performance-Based Awards. With respect to each Performance-based Award to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if longer, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

          (iii) Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee's Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

          (iv) Maximum Award Payable. The maximum Performance-based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 200,000 Shares (subject to adjustment as provided in Section 12 hereof) or in the event the Performance-based Award is payable in cash, the Fair Market Value of 200,000 Shares as of the payment date of such Performance-based Award.

8.  AWARD AGREEMENTS

     (a) Each Award shall be evidenced by an Award Agreement setting forth the number of Shares (if any) subject to the Award and the terms, conditions and restrictions applicable to the Award. Award Agreements may include some or all of the following provisions:

          (i) Exercisability. A provision that prescribes the terms upon which the Award becomes nonforfeitable or exercisable and the terms upon which the Award remains exercisable (or is otherwise disposed of) after termination of employment. Such provision may include (without limitation) the following: acceleration of vesting (or exercisability or earnout) upon specified events, such as retirement, disability, death, or change in control of the Company; the forfeiture of the Award upon termination for cause or involvement in competition with the Company; authorization to the Committee to accelerate the time periods for purposes of exercising, vesting in, or realizing gains from, any Award.

          (ii) Procedures for Exercising an Award. A provision that establishes procedure for exercising or purchasing an Award or realizing gains with respect thereto. Such provision may include (without limitation) the method of payment of the exercise price, purchase price, or the amount to satisfy any tax withholding.

          (iii) Legal Requirements. Any provision that the Committee, in its sole discretion, determines is necessary or advisable to comply with Rule 16b-3, the Code, the 1934 Act, or other Federal, state or local law or regulation or interpretation thereunder.

          (iv) Other Provisions. Such other terms and conditions as are consistent with the terms of the Plan and necessary or, in the view of the Committee, appropriate to grant the Award.

     (b) Any Award Agreement applicable to one or more Incentive Stock Options shall contain any other provisions that are required in order to comply with the requirements of Section 422 of the Code, or any successor section, as it may be amended from time to time, including without limitation, if required at the time of grant, that the Option is intended to be an Incentive Stock Option, that the Option shall not be exercisable after the expiration of ten years from the date it is granted, that the Option exercise price is 100 percent of the Fair Market Value of the Shares at the time the Option is granted (or a higher price specified by the Committee); and that Awards shall be nontransferable except as provided in Section 16 hereof.

     (c) Appropriate officers of the Company are hereby authorized to execute and deliver Award Agreements in the name of the Company as directed from time to time by the Committee.

9.  PAYMENT FOR AWARD

     The exercise price (if any) or purchase price (if any) of an Award may be payable, and any tax withholding obligation may be satisfied, at the discretion of the Committee, by any one or a combination of the following methods:

          (a) in U.S. dollars by personal check, bank draft or money order payable to the order of the Company or by money transfer or direct account debit;

          (b) through the delivery (or attestation to the ownership) of Shares with a Fair Market Value equal to all or a portion of the price of the Award or amount to be withheld for taxes; provided that, in the case of attestation, the Shares transferred to the Grantee upon the exercise of the Award shall be net of the number of Shares attested to;

          (c) through authorization to the Company to withhold Shares, otherwise deliverable to the Grantee pursuant to an Award, that have a Fair Market Value equal to all or a portion of the price of the Award or the amount to be withheld for taxes;

          (d) by payment made by the Grantee's broker pursuant to the Grantee's instructions (which may be, for example, in connection with a simultaneous broker-assisted exercise and sale transaction or in connection with broker assisted financing of the exercise, and may be accompanied by the Grantee's instructions to the Company to deliver Shares issuable upon exercise of the Award to the broker for the Grantee's account); or

          (e) by other means that the Committee determines to be consistent with the Plan's purposes and applicable law.

10.  DISTRIBUTION OF AWARDS

     Subject to the provisions of Section 7 hereof, payments of Awards shall be wholly in cash or wholly in Shares or partly in cash and partly in Shares, as determined in the sole discretion of the Committee, including, in the case of Shares, any restrictions on transfer and forfeiture provisions. All payments of Awards shall be made as soon as practicable in accordance with the terms of the Plan and the Award.

11.  TAX WITHHOLDING

     (a) The Company shall have the right to collect an amount sufficient to satisfy any Federal, state or local withholding tax requirements that might apply, in the reasonable opinion of the Company, with respect to any Award to a Grantee (including, without limitation, the exercise of an Option or Right, or the grant, distribution or disposition of Shares) in the manner specified in subsection (b) or (c) below.

     (b) The Company shall have the right to require a Grantee (or, if permitted by the Committee in its discretion, the Grantee's broker) to remit to the Company (including remittance before or simultaneously with the Grantee's receipt of payment or transfer of Shares under an Award) an amount sufficient to satisfy any such withholding tax requirements. If the Committee permits, in its discretion, such amount may be payable in the form of Shares that have a sufficient Fair Market Value.

     (c) The Company and its Subsidiaries also shall, to the extent permitted by law, have the right to deduct from any payment or transfer of any kind (whether of cash, Shares, or other property, and whether or not related to the Plan) otherwise due to a Grantee any such taxes required to be withheld.

12.  ADJUSTMENT FOR CHANGES IN CAPITALIZATION

     Subject to the provisions of Section 13 hereof, in the event that there is any change in the Shares through merger, consolidation, reorganization, recapitalization, or otherwise; or if there shall be any dividend on the Shares, payable in Shares, or an extraordinary cash dividend or other extraordinary distribution; or if there shall be a stock split, reverse stock split, combination of Shares, exercisability of stock purchase rights received under the Rights Plan, or other similar corporate transaction or event that affects the Shares, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the rights of the Grantees or of the potential benefits intended to be made available under the Plan, then the aggregate number and type of Shares available for Awards, the number and type of Shares subject to outstanding Awards, the purchase or exercise price per Share of each outstanding Award, and the other amounts authorized by Section 7 above, shall be adjusted by the Committee in such manner as it may deem equitable in its absolute discretion; provided that any fractional Shares resulting from such adjustments may be eliminated on a uniform basis in the Committee's discretion; and provided further that with respect to Incentive Stock Options, no such adjustment shall be required to the extent that such adjustment would cause such Options to violate Section 422(b) of the Code. The Committee's determination with respect to any such adjustments shall be conclusive.

13.  EFFECTS OF MERGER OR OTHER REORGANIZATION

     General. In the event of a merger, consolidation or sale of all or substantially all of the assets of the Company in which Shares are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Committee may, in its discretion, take one or more of the following actions: (i) provide that outstanding Options and Rights shall be assumed, or equivalent Options and Rights shall be substituted, by the acquiring or succeeding corporation in connection with such transaction, (ii) upon written notice to the Grantees, provide that all unexercised Options and Rights will terminate immediately prior to the consummation of such transaction unless such Options and Rights are exercised by the Grantee within a specified period following the date of such notice and prior to the consummation of such transaction, and/or (iii) in exchange for the termination of all outstanding Options and Rights, provide for the payment to each Grantee holding an outstanding Option and Right, the same per share consideration (which may take the form of shares) that a holder of the same number of Shares that are subject to the Option and Right would be entitled to receive pursuant to such merger, consolidation or sale, less any applicable exercise price.

14.  TERMINATION, SUSPENSION, OR MODIFICATION OF PLAN

     The Board of Directors may at any time terminate, suspend, or modify the Plan, except that the Board shall not, without the approval of the holders of a majority of the Company's outstanding Shares present in person or represented by proxy at a meeting of the shareholders of the Company duly called for such purpose, materially increase the benefits accruing to participants under the Plan or change (other than through adjustment for changes in capitalization as provided in Section 12 hereof) (a) the aggregate number of Shares with respect to which Awards may be granted; or (b) the class of persons eligible for Awards. No termination, suspension, or modification of the Plan shall adversely affect any right acquired by any Grantee, under the terms of any Award granted before the date of such termination, suspension, or modification, unless such Grantee shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization in accordance with Section 12 hereof does not adversely affect any such right.

15.  SHAREHOLDER RIGHTS

     No person shall have any rights of a shareholder by virtue of an Award except with respect to Shares actually issued to him, and the issuance of Shares shall confer no retroactive right to dividends.

16.  NON-TRANSFERABILITY

     All Awards granted under the Plan shall be nontransferable other than by will or by the laws of descent and distribution, and an Award may be exercised during the lifetime of the Grantee only by him.

17.  NO FRACTIONAL SHARES

     No fractional Shares shall be issued pursuant to the Plan or any Award. The Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of fractional Shares, or whether fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

18.  RIGHT OF DISCHARGE RESERVED

     Nothing in the Plan or any Award Agreement shall confer upon any employee or other individual the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such employee or other individual at any time for any reason.

19.  APPLICATION OF PROCEEDS

     The proceeds received by the Company from the sale of Shares under the Plan shall be used for general corporate purposes.

20.  UNFUNDED PLAN

     The Plan shall be unfunded. Neither the Company nor any Subsidiary nor the Board shall be required to segregate any assets that may be represented by any Award, and neither the Company nor any Subsidiary nor the Board shall be deemed to be a trustee of any amounts to be paid under any Award. Any liability of the Company or any Subsidiary to any Grantee with respect to an Award shall be based solely upon any contractual obligations created pursuant to the provisions of the Plan and Award Agreement; no such obligation shall be deemed to be secured by any pledge of or encumbrance on any property of the Company or a Subsidiary.

21.  GENERAL PROVISIONS

     The grant of an Award in any year shall not give the Grantee any right to similar grants in future years. References in Sections 4, 5, 9, 11, 12, 13, 14, 16, 18 and 20 hereof to the Grantee shall be deemed to refer, in the event that the Grantee is deceased, to the Grantee's Beneficiary.

22.  GOVERNING LAW

     The Plan shall be governed and its provisions construed, enforced and administered in accordance with the laws of Commonwealth of Massachusetts except to the extent that such laws may be superseded by any Federal law.

23.  NATURE OF PAYMENTS

     All Awards made pursuant to the Plan are in consideration of services performed for the Company or a Subsidiary.

24.  SEVERABILITY

     If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

25.  CHANGE OF CONTROL

     Upon the occurrence of a Change In Control as defined herein, each outstanding Award shall automatically become fully vested notwithstanding any provision to the contrary in the Award Agreement.

                                            WYMAN-GORDON COMPANY

                                                      S/ DAVID P. GRUBER
                                            By:
                                              --------------------------------
                                                      DAVID P. GRUBER
                                                 President and Chief Executive
                                                         Officer

                                                                      APPENDIX B

                              WYMAN-GORDON COMPANY

                          EMPLOYEE STOCK PURCHASE PLAN

     1. Purpose. The purpose of this Employee Stock Purchase Plan (the "Plan") is to provide eligible employees of Wyman-Gordon Company (the "Company") and certain of its subsidiaries with opportunities to purchase shares of the Company's common stock, $1.00 par value (the "Common Stock"). 450,000 shares of Common Stock in the aggregate have been approved for this purpose. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of
Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be interpreted in accordance with that intent.

     2. Administration. The Plan will be administered by the Company's Board of Directors or by a committee appointed by the Board of Directors (the "Committee"). The Board of Directors or the Committee has authority to make rules and regulations for the administration of the Plan, and its interpretations and decisions with regard thereto shall be final and conclusive. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

     3. Eligibility. All employees of the Company, including employees who are also Directors of the Company, and all employees of each Designated Subsidiary (as defined in Section 11) are eligible to participate in any one or more of the offerings to purchase Common Stock under the Plan ("Offerings"), provided that as of the first day of the applicable Offering (the "Offering Date") they are customarily employed by the Company or a Designated Subsidiary for more than twenty (20) hours a week and have completed at least six (6) months of employment.

     Participation in the Plan will be neither permitted nor denied contrary to the requirements of the Code. No employee may be granted an option hereunder if such employee, immediately after the option was granted, would be treated as owning stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (as defined in Section 11). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

     4. Offerings. The Company will make one or more twelve (12) month Offerings under the Plan. For as long as the Plan is in effect, an Offering will begin on January 1 of each year and will end on the following December 31.

     5. Participation. An employee eligible on any Offering Date may participate in such Offering by submitting an enrollment form to his appropriate payroll location at least ten (10) business days before the Offering Date. The form will (a) state the amount to be deducted from his Compensation (as defined in Section 11) per pay period, (b) authorize the purchase of Common Stock for him in each Offering in accordance with the terms of the Plan and (c) specify the exact name or names in which shares of Common Stock purchased for him are to be issued pursuant to Section 10. Unless an employee files a new enrollment form or withdraws from the Plan, his deductions and purchases will continue at the same amount of Compensation for future Offerings, provided he remains eligible.

     6. Employee Contributions. Each eligible employee may authorize payroll deductions at a minimum of ten dollars ($10) per month up to a maximum of ten percent (10%) of his Compensation for each pay period. The Company shall maintain book accounts showing the amount of payroll deductions made by each eligible employee for each Offering.

     7. Deduction Changes. An employee may not increase his payroll deduction during any Offering. An employee may decrease his payroll deduction to an amount equal to either 25%, 50% or 75% of his original payroll deduction amount for the Offering, provided the decreased amount is at least $10 per month. An employee may also terminate his payroll deduction for the remainder of the Offering, either with or without withdrawing from the Offering under Section 8. To reduce or terminate his payroll deduction (without withdrawing from the Offering), an employee must submit a new enrollment form at least 10 business days before the payroll date on which the change becomes effective. Subject to the limitations of Section 6, an employee may either increase or decrease his payroll deduction with respect to the next Offering by filing a new enrollment form at least 10 business days before the next Offering Date.

     8. Withdrawal. An employee may at any time before the close of business on the last business day of any Offering (the "Exercise Date") and for any reason permanently withdraw the entire balance accumulated in his account under the Plan and thereby withdraw from participation in the Plan. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Offering, but may enroll in a subsequent Offering in accordance with Section 5.

     9. Purchase of Shares. On each Offering Date, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the Exercise Date for that Offering, at the Option Price hereinafter provided for, such number of whole shares of Common Stock of the Company reserved for the purposes of the Plan as does not exceed the number of shares equal in value to ten percent (10%) of such employee's projected Compensation for the Offering divided by 90% of the Fair Market Value of the Common Stock (as defined in Section 11) on the Offering Date. The purchase price for each share purchased under the Plan (the "Option Price") will be 90% of the Fair Market Value of the Common Stock on the Offering Date or the Exercise Date, whichever shall be less.

     No employee may be granted an Option which permits his rights to purchase stock under this Plan, and any other employee stock purchase plan of the Company and its Parents and Subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined on the date or dates that such rights were granted) for each calendar year in which the Option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code.

     Each employee who continues to be a participant in the Plan at the close of business on the Exercise Date shall be deemed to have exercised his Option on such date and shall acquire from the Company the number of full shares of Common Stock reserved for the purpose of the Plan as his accumulated payroll deductions on such date will purchase at the Option Price, subject to the above limitations.

     Any balance remaining in an employee's account at the end of an Offering will be refunded to the employee promptly.

     10. Issuance of Certificates. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, or in the name of the employee and another person of legal age as joint tenants with rights of survivorship.

     11. Definitions. The term "Compensation" means the amount of base pay, prior to salary reduction pursuant to either Section 125 or 401(k) of the Code, but excluding overtime, commissions, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options, and similar items.

     The term "Designated Subsidiary" means any present or future Subsidiary (as defined below) that is designated from time to time by the Board of Directors or the Committee to participate in the Plan. Subsidiaries may be so designated either before or after the Plan is approved by the stockholders.

     The term "Fair Market Value of the Common Stock" means the last reported sale price of the Common Stock on the Nasdaq National Market ("Nasdaq") on a given day or, if no sales of Common Stock were made on that day, the last reported sale price of the Common Stock on the next preceding day on which sales were made.

     The term "Parent" means a "parent corporation" with respect to the Company, as defined in Section 424(e) of the Code.

     The term "Subsidiary" means a "subsidiary corporation" with respect to the Company, as defined in Section 424(f) of the Code.

     12. Rights on Retirement, Death, or Termination of Employment. In the event of a participating employee's termination of employment during an Offering prior to the close of business on the Exercise Date, no payroll deduction shall be taken from any pay due and owing to the employee and the balance in the employee's account shall be paid to the employee or, in the event of the employee's death, to the employee's designated beneficiary. If, during an Offering prior to the close of business on the Exercise Date, the Subsidiary by which an employee is employed shall cease to be a Subsidiary, or if the employee is transferred to a Subsidiary that is not a Designated Subsidiary, it shall be deemed that the employee has terminated employment for the purposes of this Plan.

     13. Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

     14. Rights Not Transferable. Options and other rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

     15. Application of Funds. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

     16. Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board of Directors or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board of Directors or the Committee to give proper effect to such event.

     17. Amendment of the Plan. The Board of Directors or the Committee may at any time, and from time to time, amend this Plan in any respect, except that without the approval, within twelve (12) months of such Board or Committee action, by the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting of stockholders, no amendment shall be made (a) increasing the number of shares approved for this Plan or (b) changing the designation of corporations or class of corporations whose employees are eligible to receive Options under the Plan.

     18. Insufficient Shares. In the event that the total number of shares of Common Stock that would otherwise be purchased on any Exercise Date plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the shares then available shall be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase Common Stock.

     19. Termination of the Plan. This Plan may be terminated at any time by the Company's Board of Directors. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

     20. Governmental Regulations. The Company's obligation to sell and deliver Common Stock under this Plan is subject to listing on Nasdaq and the approval of all governmental authority required in connection with the authorization, issuance, or sale of such stock.

     The Plan shall be governed by Massachusetts law except to the extent that such law is preempted by federal law.

     The Plan is intended to comply with the provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

     21. Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the Treasury of the Company, or from any other proper source.

     22. Tax Withholding. Participation in the Plan is subject to any required tax withholding on income of the participant in connection with the Plan. Each employee agrees, by entering the Plan, that the Company and its Subsidiaries shall have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     23. Notification upon Sale of Shares. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

     24. Effective Date and Approval of Shareholders. The Plan shall take effect on the later of the date it is adopted by the Board of Directors and the date it is approved by the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting of stockholders, which approval must occur within twelve (12) months of the adoption of the Plan by the Board of Directors.

                                                                      APPENDIX C

                              WYMAN-GORDON COMPANY

                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                                JANUARY 18, 1995

1.  INTRODUCTION

     The Non-Employee Director Stock Option Plan (the "Plan") was adopted by the Board of Directors (the "Board") of Wyman-Gordon Company (the "Company") on January 18, 1995 (the "Effective Date") subject to approval by the Company's stockholders at the 1995 Annual Meeting of Stockholders duly called and held in accordance with applicable law. If the Plan is not so approved by the shareholders at the 1995 Annual Meeting, the Plan and all Options thereunder shall be of no effect. No Option may be exercised prior to such shareholder approval of the Plan.

     The Plan is intended to strengthen the ability of the Company to attract and retain the services of knowledgeable and experienced persons who, through their efforts and expertise, can make a significant contribution to the success of the Company's business by serving as members of the Company's Board and to provide additional incentive for such non-employee directors to continue to work for the best interests of the Company and its stockholders through continuing ownership of its Common Stock, $1.00 par value ("Common Stock"). Accordingly, the Company will grant to each non-employee director (the "Optionee") an option (the "Option") to purchase shares of Common Stock of the Company on the terms and conditions hereinafter established.

2.  ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Management Resources and Compensation Committee (the "Committee") of the Board of the Company. The interpretation and construction by the Committee of any provisions of the Plan or of any agreement or of other matters related to the Plan shall be final. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan.

3.  STOCK SUBJECT TO THE PLAN

     Shares issued under the Plan shall be subject to the terms, conditions and restrictions specified in the Plan. The shares to be issued under the Plan shall be made available either from authorized but unissued shares of Common Stock of the Company or from shares of Common Stock reacquired by the Company, including shares purchased in the open market.

     Subject to the provisions of this Section 3, the aggregate number of shares which may be issued under the Plan shall not exceed 150,000 shares. For purposes of the foregoing limitation, the shares underlying any Options which are forfeited, cancelled, terminated or reacquired by the Company, shall be added back to the shares of Common Stock available for issuance under the Plan. In the event that the number of outstanding shares of Common Stock shall be changed by reason of split-ups, combinations of shares, recapitalizations or stock dividends, the number of shares which may thereafter be available under the Plan, the number of shares held under Option and the option exercise price may be appropriately adjusted as determined by the Committee so as to reflect any such change.

4.  OPTION GRANTS

     Initial Grants. An option to purchase 2,000 shares of the Company's Common Stock shall automatically be granted under the Plan to each non-employee director of the Company who serves as a member of the Board on the Effective Date. After the Effective Date, an option to purchase 2,000 shares of the Company's

Common Stock shall automatically be granted under the Plan to each non-employee director who becomes a Director of the Company after the Effective Date.

     Annual Grants. An option to purchase 1,000 shares of the Company's Common Stock shall automatically be granted under the Plan on the date of each Annual Meeting of Stockholders after the Effective Date to each non-employee director of the Company elected at such Annual Meeting or whose term in office continues after such Annual Meeting, except that such options shall not be granted to any non-employee director who receives an initial grant of an option on such date as provided in the foregoing paragraph.

5.  TERMS OF OPTIONS

     Each Option granted under the Plan shall have the following terms and conditions:

     Price. The exercise price for Options granted under the Plan shall be 100% of the closing price per share on the NASDAQ Stock Market National Market System, on the date of such grant.

     Term. The term of each Option shall be for a period of ten years from the date of issuance.

     Time of Exercise. Unless an Option is terminated or the time of its exercisability is accelerated in accordance with the Plan, each Option may be exercised from time to time to purchase shares up to the following limits (based on years after the date of grant):

          (a) During the first year -- none;

          (b) During the second year -- up to 33 1/3% of the total shares;

          (c) During the third year -- up to 66 2/3% percent of the total shares; and

          (d) After the third year -- 100%.

     Continuation as Director. If an Optionee ceases to be a member of the Board for any reason, the right to exercise each Option shall expire at the end of the following periods:

          AFTER TERMINATION ON ACCOUNT OF:                                  PERIOD
          --------------------------------                                  ------
          Death..........................................................  1 year
          Retirement.....................................................  3 years
          Disability.....................................................  1 year
          Any other reason...............................................  6 months

     Acceleration of Exercisability. Notwithstanding the schedule provided above, each Option shall become fully exercisable upon the occurrence of either:

          (a) The Optionee's death or withdrawal from the Board by reason of disability or retirement; or

          (b) A Change in Control. For purposes hereof, a "Change of Control" shall mean any one of the following events: (1) stockholder approval of a merger or consolidation involving the Company or a sale of all or substantially all of the assets of the Company, in each case except for a transaction in which the Company's shareholders receive at least 50% of the stock of the surviving, resulting or acquiring corporation; (2) any "person" (other than the Company or an employee benefit plan of the Company or a corporation controlled by the Company's shareholders) becomes the "beneficial owner" of shares of capital stock of the Company representing a majority of the votes entitled to be cast on matters submitted to the shareholders of the Company; or (3) persons who, as of January 18, 1995 constituted the Company's Board (the "Incumbent Board") cease for any reason, including without limitation as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to January 18, 1995 whose election was approved by at least a majority of the directors then comprising the Incumbent Board shall, for purposes of this Plan, be considered a member of the Incumbent Board. For purposes of this paragraph, the term "person" shall have the meaning used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (the "Act"), and "beneficial ownership" shall have the meaning set forth in Rule 13d-3 of the Act.

     Nonassignability. Each Initial Option and Annual Option shall be nontransferable other than by will or by the laws of descent and distribution and shall be exercisable, during the life of an Optionee, only by the Optionee or, in the event the Optionee becomes legally incompetent, by the Optionee's guardian or legal representative. Notwithstanding the foregoing, subject to compliance with Rule 16b-3 of the Act, the Optionee may transfer, without consideration for the transfer, his Options to members of his immediate family (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only parties.

     Option Agreement. Each Option shall be evidenced by an Option Agreement in such form approved by the Committee and not inconsistent with the terms of the Plan.

6.  EXERCISE OF OPTIONS AND PAYMENT

     An Optionee electing to exercise an Option under the Plan shall give written notice to the Company of such election and of the number of shares the Optionee has elected to acquire. The option exercise price shall be payable upon the exercise of the Option and shall be payable by personal check, draft, bank or money order, in shares of Common Stock, or to the extent not limited or prohibited by the Committee, by payment made by the Optionee's broker, or by a combination of the foregoing. If shares of Common Stock are tendered as payment of the option exercise price, the value of such shares shall be their fair market value as of the date of exercise. If such tender would result in the issuance of fractional shares of Common Stock, the Company shall instead return the difference in cash or by check to the Optionee.

7.  AMENDMENTS TO THE PLAN

     The Board may at any time terminate or from time to time modify or suspend the Plan, provided that no such modification without the approval of the stockholders of the Company shall:

          (a) materially increase the benefits accruing to non-employee directors;

          (b) materially increase the number of shares which may be issued under the Plan; or

          (c) materially modify the requirements as to eligibility for participation in the Plan.

     To the extent required by Rule 16b-3 of the Act, the provisions governing the description of Directors eligible to receive awards and the amount, price and timing of awards shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

8.  MERGER, CONSOLIDATION, ASSET SALE, LIQUIDATION, ETC.

     General. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Committee may, in its discretion, take one or more of the following actions:
(i) provide that such Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation in connection with such transaction, (ii) upon written notice to the Optionees, provide that all unexercised Options will terminate immediately prior to the consummation of such transaction unless such Options are exercised by the Optionee within a specified period following the date of such notice and prior to the consummation of such transaction, and (iii) in the event of a merger under the term of which holders of the Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the merger, make or provide for a cash payment to the Optionees equal to the difference between (A) the value (as determined by the Committee) of the consideration payable per share of Common Stock pursuant to the merger ("Merger Price") times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of all outstanding options.

9.  MISCELLANEOUS

     Board Membership. Nothing in the Plan or in any Option granted pursuant to the Plan shall confer upon any Optionee any right to continue as a director of the Company or to interfere in any way with the right of the shareholders or Board of the Company to remove a director at any time.

     No Rights as a Stockholder. An Optionee shall have no rights as a stockholder with respect to any shares covered by Option until the date of the issuance of shares upon exercise of the Option.

     Tax Reimbursement. The Company shall have the right, in connection with the exercise of an Option, to require the Optionee recipient to pay to the Company an amount sufficient to provide for any withholding tax liability imposed with respect to such exercise.

     Securities Laws. The Company shall not be required to distribute any shares upon exercise of an Option until it shall have taken any action required to comply with the provisions of the Securities Act of 1933 or any other then applicable securities laws.

     Successors and Assigns. The provisions of this Plan shall be binding upon all successors and assigns of an Optionee acquiring shares under the Plan, including without limitation, the estate of any such Optionee and the executors, administrators or trustees of such estate, and any receiver, trustee in bankruptcy or representative of the creditors of any such Optionee.

                             WYMAN-GORDON COMPANY

          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS OCTOBER 18, 1995

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby authorizes and appoints Andrew C. Genor and Wallace F. Whitney, Jr., or either of them, as proxies with full power of substitution in each, to vote all shares of common stock par value $1.00 per share ("Shares"), of Wyman-Gordon Company (the "Company") held of record by the undersigned at the Annual Meeting of Shareholders (the "Meeting") to be held at Mechanics Hall, 321 Main Street, Worcester, Massachusetts on Wednesday, October 18, 1995 at 10:00 a.m., and at any adjournments or postponements thereof, on all matters that may properly come before said meeting.

This proxy when properly executed will be voted (i) as directed on the reverse side, or in the absence of such directions, this proxy will be voted FOR each of the Nominees named in Proposal 1 and FOR Proposals 2, 3, 4, 5 and 6 and (ii) in accordance with the best judgment of the persons voting such proxies.

- --------------------------------------------------------------------------------
PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE
- --------------------------------------------------------------------------------

Signature(s) must correspond exactly with the name(s) as shown above. Where stock is registered jointly in the names of two or more persons, ALL must sign. If this proxy is submitted by a corporation or partnership, it must be executed in the full corporate or partnership name by a duly authorized person. When signing in a fiduciary or representative capacity (as attorney, trustee, corporate officer, etc.), give your full title as such.

- --------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

- -------------------------------------     -------------------------------------

- -------------------------------------     -------------------------------------

- -------------------------------------     -------------------------------------

/ X / PLEASE MARK VOTES
      AS IN THIS EXAMPLE
                                                             With-      For All
                                                   For       hold       Except
  1.)  Election of each of the following five     /  /       /  /        /  /
       persons to the Board of Directors, each
       for a three-year term expiring in 1998
       and until this successor is elected and
       qualified:

            Dewain K. Cross, Russell E. Fuller, David P. Gruber,
                   John M. Nelson and H. John Riley, Jr.

       If you do not wish your shares voted "FOR a particular nominee, mark the "For All Except" box, and strike a line through the nominee(s) name. Your shares shall be voted for the remaining nominees.


       RECORD DATE SHARES:




                                                    ---------------------------
  Please be sure to sign and date this Proxy        | Date                    |
- -------------------------------------------------------------------------------
|                                                                             |
|                                                                             |
|                                                                             |
|                                                                             |
- ------------Shareholder sign here----------------Co-owner sign here------------


                                                For       Against      Abstain
2.)  Approval of the Wyman-Gordon Company      /  /         /  /        /  /
     Long-Term Incentive Plan.

3.)  Approval of the Wyman-Gordon Company      /  /         /  /        /  /
     Employee Stock Purchase Plan.

4.)  Approval of the Wyman-Gordon Company      /  /         /  /        /  /
     Non-Employee Director Stock Option Plan.

5.)  Approval of the Performance Share         /  /         /  /        /  /
     Agreement between David P. Gruber and
     the Company.

6.)  Approval of the selection of Ernst &      /  /         /  /        /  /
     Young as independent auditors for the
     Company for the year 1995.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH
                        OF THE PROPOSALS LISTED ABOVE.

     Mark box at right if comments or address change have been         /  /
     noted on the reverse side of this card.



DETACH CARD

                             WYMAN-GORDON COMPANY


Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, October 18, 1995.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Wallace F. Whitney, Jr.
Clerk